EXHIBIT 99.1

                 Computational Materials and/or ABS Term Sheet.

                            Countrywide Home Loans
                                Series 2004-20


                              Marketing Materials
                     (Class 1-A, Class 2-A and Class 3-A)

                          $751,586,000 (Approximate)



                         Countrywide Home Loans, Inc.
                                    Seller

                     Countrywide Home Loans Servicing, LP
                                Master Servicer

                                  CWMBS, Inc.
                                   Depositor




Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                      COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement, any related supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this statistical pool may be deleted from the final pool of Mortgage Loans delivered to the Trust on the Closing Date. This statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company

Preliminary Term Sheet                             Date Prepared: August 9, 2004

                    Countrywide Home Loans, Series 2004-20

            $751,586,000 (Approximate, Subject to +/- 5% Variance)
                         Publicly Offered Certificates
                  Adjustable Rate Residential Mortgage Loans


                 Principal            WAL to         Pmt Window to
                   Amount         Call /Maturity     Call/Maturity     Interest Rate                         Expected Ratings
Class/(1)/     (Approx.)/(1)/       (Yrs)/(2)/        (Mths)/(2)/          Type            Tranche Type        [S&P/Moody's]
----------     --------------     --------------     -------------     -------------    ---------------      ----------------
    1-A          $298,786,000        3.67/4.02        1-115/1-360      Floating/(3)/          Senior              AAA/Aaa
    2-A          $215,708,000        3.68/4.03        1-115/1-360      Variable/(4)/          Senior              AAA/Aaa
    3-A          $237,092,000        3.68/4.02        1-115/1-360      Variable/(5)/          Senior              AAA/Aaa
-----------------------------------------------------------------------------------------------------------------------------
    A-R                  $100                                                            Senior/Residual          AAA/Aaa
     X           $344,640,930                                                              Senior/IO/PO           AAA/Aaa
     M            $19,137,000            Information Not Provided Hereby                   Subordinate            AA/Aa2
    B-1            $9,168,000                                                              Subordinate             A/A2
    B-2            $5,581,000                                                              Subordinate           BBB/Baa2
-----------------------------------------------------------------------------------------------------------------------------
    B-3            $4,784,000                                                              Subordinate            BB/Ba2
    B-4            $4,384,000             Privately Offered Certificates                   Subordinate             B/B2
    B-5            $2,800,830                                                              Subordinate             UR/UR
=============================================================================================================================
  Total:         $797,440,930



(1) The Class 1-A and Class A-R Certificates are generally backed by cash flows from the Group I Mortgage Loans. The Class 2-A Certificates are generally backed by cash flows from the Group II Mortgage Loans. The Class 3-A Certificates are generally backed by cash flows from the Group III Mortgage Loans. The Class X, Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates are backed by cash flows from the Group I, Group II and Group III Mortgage Loans. The principal balance of each Class of Certificates is subject to a 5% variance.

(2) WAL and payment window for the Class 1-A, Class 2-A and Class 3-A Certificates is shown to the applicable Optional Call Date (as described herein) and maturity.

(3) For each Distribution Date, the interest rate for the Class 1-A Certificates will equal the lesser of (i) One-Month LIBOR plus the related margin (the margin doubles after the first possible Optional Call
     Date) and (ii) the Net WAC Cap for the Class 1-A Certificates (as defined herein).

(4) For each Distribution Date, the interest rate for the Class 2-A Certificates will equal the Net WAC of the Group II Mortgage Loans.

(5) For each Distribution Date, the interest rate for the Class 3-A Certificates will equal the Net WAC of the Group III Mortgage Loans.



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


Depositor:                    CWMBS, Inc.

Seller:                       Countrywide Home Loans, Inc. ("Countrywide").

Master Servicer:              Countrywide Home Loans Servicing LP.

Co-Lead Managers:             Greenwich Capital Markets, Inc. ("RBS Greenwich
                              Capital") (Book-Runner)
                              Countrywide Securities Corp.

Trustee:                      The Bank of New York.

Rating Agencies:              It is expected that the Certificates will be
                              assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:                 August 1, 2004.

Expected Pricing Date:        On or about August [10], 2004.

Closing Date:                 On or about August 30, 2004.

Distribution Date:            The 25th of each month (or if such day is not a
                              business day, the next succeeding business day), commencing in September 2004.

Certificates:                 The "Senior Certificates" will consist of the
                              Class 1-A, Class 2-A and Class 3-A Certificates
                              (the "Class A Certificates"), Class X
                              Certificates and the Class A-R Certificate. The
                              Class M, Class B-1 and Class B-2 Certificates will be referred to herein as the "Senior
                              Subordinate Certificates" and the Class B-3,
                              Class B-4 and Class B-5 Certificates will be referred to herein as the "Junior Subordinate
                              Certifcates," together with the Senior
                              Subordinate Certificates, the "Subordinate
                              Certificates." The Senior Certificates and the
                              Subordinate Certificates are collectively referred to herein as the "Certificates." The
                              Class 1-A Certificates and the Subordinate
                              Certificates are known as the "LIBOR
                              Certificates." The Class A Certificates are being offered publicly.

Accrued Interest:             The Class 2-A and Class 3-A Certificates will
                              settle with accrued interest. The price to be paid by investors for the Class 2-A and Class
                              3-A Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date ([29] days). The Class 1-A
                              Certificates will settle flat.

Interest Accrual Period:      The interest accrual period with respect to the
                              Class 2-A and Class 3-A Certificates for a given
                              Distribution Date will be the calendar month preceding the month in which such Distribution
                              Date occurs (on a 30/360 basis). The interest accrual period with respect to the Class 1-A
                              Certificates for each Distribution Date will be the period beginning with the previous
                              Distribution Date (or, in the case of the first
                              Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

Registration:                 The Class A Certificates will be made available
                              in book-entry form through DTC. It is
                              anticipated that the Class A Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the
                              Euroclear System.







Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company

Federal Tax Treatment:        It is anticipated that the Certificates (other
                              than the Class A-R Certificates) will be treated as REMIC regular interests for federal tax income purposes. The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:            The Class A Certificates are expected to be ERISA
                              eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Class A Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal
                              Revenue Code or other similar laws. The Class
                              A-R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:              The Class A Certificates are expected to
                              constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:         The terms of the transaction allow for a
                              termination of the Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the
                              "Optional Call Date").

Pricing Prepayment
Speed: The Class A Certificates will be priced to a prepayment speed of [20]% CPR.



























Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


Mortgage Loans:               As of the Cut-off Date, the aggregate principal
                              balance of the mortgage loans described herein is approximately $[797,440,931], of which: (i) approximately $[317,014,708] will consist of conforming balance mortgage loans (the "Group I
                              Mortgage Loans") which accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period, if applicable) based upon either an index rate of 1 Month LIBOR
                              ("One-Month LIBOR") or the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year ("MTA"), (ii) approximately
                              $[228,868,899] will consist of non-conforming balance mortgage loans which accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period, if applicable) based upon MTA (the "Group II Mortgage Loans") and
                              (iii) approximately $[251,557,324] will consist of non-conforming balance mortgage loans which accrue interest at a mortgage rate (after the initial fixed rate period, if applicable) based upon One-Month LIBOR (the "Group III Mortgage
                              Loans" and together with the Group I and the Group II Mortgage Loans, the "Mortgage Loans").

                              For all of the Mortgage Loans, the monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth payment adjustment date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110% or 115%) of the original principal balance due to deferred interest (the "Negative Amortization Limit"), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

                              Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, "Deferred Interest"). The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.





















Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


Credit Enhancement:           Senior/subordinate,shifting interest structure.
                              The credit enhancement information shown below is subject to final rating agency approval.

                              Credit enhancement for the Senior Certificates will consist of the subordination of the Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, initially expected to be approximately [5.75]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Shifting Interest:            Until the first Distribution Date occurring after
                              August 2014, the Subordinate Certificates will be locked out from receipt of unscheduled principal (net of Deferred Interest) (unless the
                              Class A Certificates and the PO components of the Class X Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal (net of Deferred Interest).

                              The prepayment percentages on the Subordinate Certificates are as follows:

                                                           Unscheduled Principal
                           Periods:                             Payments (%)
                           --------                        ---------------------

                           September 2004 - August 2014       0% Pro Rata Share
                           September 2014 - August 2015 30% Pro Rata Share September 2015 - August 2016 40% Pro Rata Share September 2016 - August 2017 60% Pro Rata Share September 2017 - August 2018 80% Pro Rata Share
                           September 2018 and after         100% Pro Rata Share

                              Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement), the Subordinate Certificates will be paid their pro rata share of the unscheduled principal payments (net of Deferred Interest), subject to the performance triggers described in the prospectus supplement. However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in [September 2007], the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments (net of Deferred Interest) or (ii) on or after the Distribution Date in [September 2007], the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments (net of Deferred Interest).

                              In the event the current senior percentage
                              (aggregate principal balance of the Class A and the principal only components of the Class X Certificates, divided by the aggregate principal balance of the Certificates) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Certificates as of the Cut-off Date), the Class A and the principal only components of the Class X Certificates will receive all unscheduled prepayments (net of Deferred Interest) for the Mortgage Loans, regardless of any prepayment percentages.

Net Mortgage Rate:            The "Net Mortgage Rate" with respect to each
                              Mortgage Loan is equal to the mortgage rate less the trustee fee rate, the master servicing fee rate and the lender paid mortgage insurance fee, if applicable.









Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


Net WAC Cap:                  The "Net WAC Cap" for the Class 1-A Certificates
                              equals the product of (i) the weighted average of the Net Mortgage Rates of the Group I
                              Mortgage Loans as of the first day of the month preceding such Distribution Date and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period for the Class 1-A
                              Certificates.

                              The "Net WAC Cap" for the Subordinate
                              Certificates equals the weighted average of the Net Mortgage Rates of the Mortgage Loans, weighted on the basis of the related Group Subordinate Amounts, multiplied by a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period for the Subordinate Certificates.

                              The "Group Subordinate Amount" for either of the Group I, Group II or Group III Mortgage Loans and any Distribution Date is the excess of (i) the aggregate principal balance of the Mortgage Loans in such Group on the first day of the month preceding such Distribution Date, over
                              (ii) the sum of (a) aggregate principal balance of the Class A Certificates related to such Group immediately prior to such Distribution Date and (b) the aggregate principal balance of the principal only components of the Class X Certificates related to such Group immediately prior to such Distribution Date.

Deferred Interest:            The Mortgage Loans may experience negative
                              amortization when the interest accrued on a Mortgage Loan exceeds the monthly payment due on such Mortgage Loan. Such excess is deferred and added to the unpaid principal balance of such Mortgage Loan ("Deferred Interest").

Net Deferred Interest:        The "Net Deferred Interest" is the greater of (a)
                              the excess of Deferred Interest over unscheduled principal payments and (b) zero.

                              For any Distribution Date, Net Deferred Interest will be added to the class principal balance of the Certificates (other than the Class X Certificates) in an amount equal to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Cap Rate for such class and Distribution Date. Any remaining Net Deferred Interest will be added to the PO components.

Carryover Shortfall
Amount: If on any Distribution Date, the one month LIBOR plus the related margin for a class of the LIBOR Certificates is greater than or equal to the Net WAC Cap for such Certificates, then such Class will be entitled to the payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the one month LIBOR plus the related margin for such Class (without giving effect to the related Net WAC Cap) over (b) the amount of interest accrued on such Class based on the related Net WAC Cap and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the related Net WAC
                              Cap) (together, the "Carryover Shortfall
                              Amount"). The Carryover Shortfall Amount for the Class 1-A Certificates will be paid first, from payments made pursuant to the Yield Maintenance Agreement, and, second, to the extent of interest otherwise payable to the Class X Certificates. Carryover Shortfall Amounts will be paid to holders of the Class M, Class B-1 and Class B-2 Certificates, sequentially, in that order, to the extent of any remaining interest otherwise payable to the Class X Certificates.




Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company

Adjusted Cap Rate:            The "Adjusted Cap Rate" for the Class 1-A
                              Certificates and for any Distribution Date equals the weighted average of the Net Mortgage
                              Rates of the Group I Mortgage Loans reduced by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Group I
                              Mortgage Loans for such Distribution Date, and
                              (b) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related period, divided by
                              (ii) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the month prior to such Distribution Date.

                              The "Adjusted Cap Rate" for the Class 2-A
                              Certificates and for any Distribution Date equals the weighted average of the Net Mortgage Rates of the Group II Mortgage Loans reduced by a per annum rate equal to: (i) the product of
                              (a) the Net Deferred Interest for the Group II Mortgage Loans for such Distribution Date, and
                              (b) 12, divided by (ii) the aggregate principal balance of the Group II Mortgage Loans as of the first day of the month prior to such Distribution Date.

                              The "Adjusted Cap Rate" for the Class 3-A
                              Certificates and for any Distribution Date equals the weighted average of the Net Mortgage Rates of the Group III Mortgage Loans reduced by a per annum rate equal to: (i) the product of
                              (a) the Net Deferred Interest for the Group III Mortgage Loans for such Distribution Date, and
                              (b) 12, divided by (ii) the aggregate principal balance of the Group III Mortgage Loans as of the first day of the month prior to such Distribution Date.

                              The "Adjusted Cap Rate" for the Subordinate
                              Certificates and for any Distribution Date equals the Net WAC Cap for the Subordinate Certificates, computed for this purpose by first reducing the (A) weighted average of the Net Mortgage Rates of the Group I Mortgage Loans by a per annum rate equal to: (i) the product of
                              (a) the Net Deferred Interest for the Group I Mortgage Loans for such Distribution Date, and
                              (b) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related period, divided by
                              (ii) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the month prior to such Distribution Date, (B) weighted average of the Net Mortgage Rates of the Group II Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Group II Mortgage Loans for such Distribution Date, and (b) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related period, divided by (ii) the aggregate principal balance of the Group II Mortgage Loans as of the first day of the month prior to such Distribution Date and (C) weighted average of the Net Mortgage Rates of the Group III Mortgage Loans by a per annum rate equal to:
                              (i) the product of (a) the Net Deferred Interest for the Group III Mortgage Loans for such Distribution Date, and (b) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related period, divided by (ii) the aggregate principal balance of the Group III Mortgage Loans as of the first day of the month prior to such Distribution Date.









Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company

Yield Maintenance
Agreement:                    On the Closing Date, the Trustee will enter into
                              a "Yield Maintenance Agreement", or "YMA", with a counterparty (the "Counterparty") for the benefit of each of the Class 1-A Certificates.
                              The notional balance of the Yield Maintenance
                              Agreements and the strike rates are in the tables below. The notional balance of the YMA for the Class 1-A Certificates is subject to a maximum equal to the aggregate principal balance of the Class 1-A Certificates. The Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR exceeds the specified strike rate. Such payments will be capped at their maximum amount when one-month
                              LIBOR equals or exceeds [10.50]%. The Yield
                              Maintenance Agreement will terminate after the Distribution Date in [March 2015]. Any payments received from the Yield Maintenance Agreement will be used to pay Carryover Shortfall Amounts on the Class 1-A Certificates.



















Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company

Allocation of
Realized Losses:              Any realized losses, other than excess losses, on
                              the Mortgage Loans will be allocated as follows:
                              first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, to the Class A and Class X
                              Certificates, pro rata according to the class principal balance thereof, until the class principal balance has been reduced to zero.

                              Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro rata basis.

Certificates Priority of
Distributions:                  Available funds from the Mortgage Loans will be
                                distributed in the following order of priority:

                                1) Senior Certificates, accrued and unpaid
                                   interest, at the related Certificate
                                   Interest Rate, from the Mortgage Loans,
                                   provided, however, that any interest
                                   otherwise distributable with respect to the Class X Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount below;

                                2) Class A-R Certificate, principal, until its
                                   balance is reduced to zero;

                                3) Class A Certificates, concurrently,
                                   principal allocable to such Class,
                                   generally from the related mortgage loan group:

                                   i.   Class 1-A Certificates and PO
                                        Component of the Class X Certificates
                                        related to loan group 1, principal
                                        from the related loan group allocable
                                        to such class and component until its
                                        respective certificate principal
                                        balance and component balance (if any)
                                        is reduced to zero;

                                   ii.  Class 2-A Certificates, principal from
                                        the related loan group allocable to
                                        such class until its certificate
                                        principal balance is reduced to zero;

                                   iii. Class 3-A Certificates, principal from
                                        the related loan group allocable to
                                        such class until its certificate
                                        principal balance is reduced to zero;

                                4) Class A Certificates, to pay the Carryover
                                   Shortfall Amount (after giving effect to payments made from the Yield Maintenance Agreement), to the extent of interest distributable to the Class X Certificates;

                                5) From all mortgage loan groups, Class M,
                                   Class B-1 and Class B-2 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

                                6) From all mortgage loan groups, Class B-3,
                                   Class B-4 and Class B-5 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

                                7) Class A-R Certificate, any remaining
                                   amount.

                              The interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.









Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company

                                                     Yield Tables (%)

Class 1-A to Optional Call Date
-------------------------------
Par Price                        5% CPR           10% CPR           20% CPR          30% CPR           40% CPR
===============================================================================================================
100-00
===============================================================================================================
WAL (yr)                          10.78             6.89             3.67              2.36              1.66
MDUR (yr)                         9.18              6.14             3.43              2.25              1.60
First Prin Pay                      1                1                 1                1                 1
Last Prin Pay                      284              206               115               75                53

Class 1-A to Maturity Date
--------------------------
Par Price                        5% CPR           10% CPR           20% CPR          30% CPR           40% CPR
===============================================================================================================
100-00
===============================================================================================================
WAL (yr)                          11.06             7.32             4.02              2.59              1.82
MDUR (yr)                         9.36              6.44             3.70              2.45              1.74
First Prin Pay                      1                1                 1                1                 1
Last Prin Pay                      360              360               360              360               360

Class 2-A to Optional Call Date
-------------------------------
Par Price                        5% CPR           10% CPR           20% CPR          30% CPR           40% CPR
===============================================================================================================
102-31+
===============================================================================================================
WAL (yr)                          10.80             6.91             3.68              2.36              1.66
MDUR (yr)                         8.20              5.71             3.32              2.22              1.60
First Prin Pay                      1                1                 1                1                 1
Last Prin Pay                      284              206               115               75                53

Class 2-A to Maturity Date
--------------------------
Par Price                        5% CPR           10% CPR           20% CPR          30% CPR           40% CPR
===============================================================================================================
102-31+
===============================================================================================================
WAL (yr)                          11.08             7.34             4.03              2.59              1.82
MDUR (yr)                         8.31              5.93             3.56              2.41              1.75
First Prin Pay                      1                1                 1                1                 1
Last Prin Pay                      360              360               360              360               360







Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company

                                                     Yield Tables (%)

Class 3-A to Optional Call Date
-------------------------------
Par Price                        5% CPR           10% CPR           20% CPR          30% CPR           40% CPR
===============================================================================================================
103-12+
===============================================================================================================
WAL (yr)                          10.75             6.89             3.68              2.36              1.66
MDUR (yr)                         8.33              5.79             3.36              2.24              1.61
First Prin Pay                      1                1                 1                1                 1
Last Prin Pay                      284              206               115               75                53

Class 3-A to Maturity Date
--------------------------
Par Price                        5% CPR           10% CPR           20% CPR          30% CPR           40% CPR
===============================================================================================================
103-12+
===============================================================================================================
WAL (yr)                          11.03             7.32             4.02              2.59              1.82
MDUR (yr)                         8.45              6.01             3.60              2.44              1.76
First Prin Pay                      1                1                 1                1                 1
Last Prin Pay                      360              360               360              360               360







Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company

                                                     Yield Tables (%)

Class 2-A to Optional Call Date
-------------------------------

                        5% CPR           10% CPR           20% CPR           30% CPR          40% CPR
=======================================================================================================
             Price                                          Yields
-------------------------------------------------------------------------------------------------------
           102-23+       3.523            3.362             2.984             2.534            2.006
            102-24       3.521            3.360             2.980             2.527            1.996
           102-24+       3.519            3.357             2.975             2.520            1.987
            102-25       3.517            3.354             2.970             2.513            1.977
           102-25+       3.515            3.352             2.966             2.507            1.968
            102-26       3.513            3.349             2.961             2.500            1.958
           102-26+       3.511            3.346             2.957             2.493            1.948
            102-27       3.510            3.344             2.952             2.486            1.939
           102-27+       3.508            3.341             2.948             2.479            1.929
            102-28       3.506            3.339             2.943             2.472            1.920
           102-28+       3.504            3.336             2.938             2.465            1.910
            102-29       3.502            3.333             2.934             2.459            1.901
           102-29+       3.500            3.331             2.929             2.452            1.891
            102-30       3.498            3.328             2.925             2.445            1.882
           102-30+       3.497            3.325             2.920             2.438            1.872
            102-31       3.495            3.323             2.916             2.431            1.863
           102-31+       3.493            3.320             2.911             2.424            1.853
            103-00       3.491            3.317             2.906             2.418            1.844
           103-00+       3.489            3.315             2.902             2.411            1.835
            103-01       3.487            3.312             2.897             2.404            1.825
           103-01+       3.486            3.309             2.893             2.397            1.816
            103-02       3.484            3.307             2.888             2.390            1.806
           103-02+       3.482            3.304             2.884             2.383            1.797
            103-03       3.480            3.301             2.879             2.377            1.787
           103-03+       3.478            3.299             2.875             2.370            1.778
            103-04       3.476            3.296             2.870             2.363            1.768
           103-04+       3.474            3.293             2.865             2.356            1.759
            103-05       3.473            3.291             2.861             2.349            1.749
           103-05+       3.471            3.288             2.856             2.343            1.740
            103-06       3.469            3.285             2.852             2.336            1.730
           103-06+       3.467            3.283             2.847             2.329            1.721
            103-07       3.465            3.280             2.843             2.322            1.712
           103-07+       3.463            3.278             2.838             2.315            1.702
=======================================================================================================
          WAL (yr)       10.80             6.91              3.68              2.36             1.66
         MDUR (yr)        8.20             5.71              3.32              2.22             1.60
    First Prin Pay           1                1                 1                 1                1
     Last Prin Pay         284              206               115                75               53
-------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company

                                                     Yield Tables (%)


Class 3-A to Optional Call Date
-------------------------------

                        5% CPR           10% CPR           20% CPR           30% CPR          40% CPR
=======================================================================================================
             Price                                          Yields
-------------------------------------------------------------------------------------------------------
           103-04+       3.240            3.061             2.636             2.130            1.536
            103-05       3.238            3.058             2.631             2.123            1.526
           103-05+       3.237            3.056             2.627             2.116            1.517
            103-06       3.235            3.053             2.622             2.110            1.508
           103-06+       3.233            3.050             2.618             2.103            1.498
            103-07       3.231            3.048             2.613             2.096            1.489
           103-07+       3.229            3.045             2.609             2.089            1.479
            103-08       3.228            3.042             2.604             2.082            1.470
           103-08+       3.226            3.040             2.600             2.076            1.460
            103-09       3.224            3.037             2.595             2.069            1.451
           103-09+       3.222            3.035             2.591             2.062            1.442
            103-10       3.220            3.032             2.586             2.055            1.432
           103-10+       3.218            3.029             2.582             2.049            1.423
            103-11       3.217            3.027             2.577             2.042            1.414
           103-11+       3.215            3.024             2.573             2.035            1.404
            103-12       3.213            3.022             2.568             2.028            1.395
           103-12+       3.211            3.019             2.564             2.022            1.385
            103-13       3.209            3.016             2.559             2.015            1.376
           103-13+       3.208            3.014             2.555             2.008            1.367
            103-14       3.206            3.011             2.550             2.001            1.357
           103-14+       3.204            3.008             2.546             1.995            1.348
            103-15       3.202            3.006             2.541             1.988            1.339
           103-15+       3.200            3.003             2.537             1.981            1.329
            103-16       3.199            3.001             2.532             1.975            1.320
           103-16+       3.197            2.998             2.528             1.968            1.311
            103-17       3.195            2.995             2.523             1.961            1.301
           103-17+       3.193            2.993             2.519             1.954            1.292
            103-18       3.191            2.990             2.514             1.948            1.282
           103-18+       3.190            2.988             2.510             1.941            1.273
            103-19       3.188            2.985             2.505             1.934            1.264
           103-19+       3.186            2.982             2.501             1.928            1.254
            103-20       3.184            2.980             2.496             1.921            1.245
           103-20+       3.182            2.977             2.492             1.914            1.236
=======================================================================================================
          WAL (yr)       10.75             6.89              3.68              2.36             1.66
         MDUR (yr)        8.33             5.79              3.36              2.24             1.61
    First Prin Pay           1                1                 1                 1                1
     Last Prin Pay         284              206               115                75               53
-------------------------------------------------------------------------------------------------------





Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company

Effective Net WAC Cap/(1)//(2)/

     The Effective Net WAC Cap for the Class 1-A Certificates will be equal to approximately [2.36]% for the first Distribution Date and [10.50]% for every Distribution Date thereafter until the first possible Optional Call Date.

     (1) Assumes MTA and One-Month LIBOR increase instantaneously to 20.00% beginning on the second Distribution Date and the cashflows are run to the first possible Optional Call Date at the pricing prepayment speed.

     (2) Assumes proceeds from the related Yield Maintenance Agreement are included.











Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


--------------------------------------------------------------------------------------------------------------------
                                              Countrywide Home Loans
--------------------------------------------------------------------------------------------------------------------
                                                  Series 2004-20
--------------------------------------------------------------------------------------------------------------------
                                                  Mortgage Loans
--------------------------------------------------------------------------------------------------------------------
                                        Preliminary Collateral Information
--------------------------------------------------------------------------------------------------------------------
                                               As of August 1, 2004
--------------------------------------------------------------------------------------------------------------------

TOTAL CURRENT BALANCE:                              797,440,931
TOTAL ORIGINAL BALANCE:                             797,779,429

NUMBER OF LOANS:                                          2,384

                                                                               Minimum                      Maximum
AVG CURRENT BALANCE:                                $334,497.03                 $14,250.00                  $1,980,000.00
AVG ORIGINAL AMOUNT:                                $334,639.02                 $14,250.00                  $1,980,000.00

WAVG GROSS COUPON:                                        2.318  %                   1.250  %                       5.406  %
WAVG GROSS MARGIN:                                        2.665  %                   1.300  %                       4.125  %
WAVG MAX INT RATE:                                        9.954  %                   9.950  %                      13.200  %
WAVG MIN INT RATE:                                        2.603  %                   1.250  %                       4.125  %

WAVG ORIGINAL LTV:                                        73.10  %                   14.01  %                      120.00  %

WAVG NEG AMORT LIMIT:                                       115                        115                            115
WAVG PERIOD PAY CAP:                                       7.50                       7.50                           7.50

WAVG FICO SCORE:                                            713                        596                            825

WAVG ORIGINAL TERM:                                         360  months                360  months                    360  months
WAVG REMAINING TERM:                                        359  months                353  months                    361  months
WAVG SEASONING:                                               1  months                  0  months                      7  months

WAVG NEXT RATE RESET:                                         1  months                  1  months                      4  months
WAVG RATE ADJ FREQ:                                           1  months                  1  months                      1  months
WAVG PYMT ADJ FREQ:                                          12  months                 12  months                     12  months

TOP STATE CONCENTRATIONS ($):                   51.68 % California, 11.84 % Florida, 3.95 % Colorado
TOP PP PENALTY CONCENTRATIONS ($):              75.94 % No Prepayment Penalty, 24.06 % Prepayment Penalty
MAXIMUM ZIP CODE CONCENTRATION ($):             0.70 % 92657

FIRST PAY DATE:                                                               Feb 01, 2004                 Oct 01, 2004
MATURE DATE:                                                                  Jan 01, 2034                 Sep 01, 2034



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding         Outstanding
                                         Mortgage           as of the           as of the
CURRENT BALANCE:                          Loans           Cut-off Date         Cut-off Date
------------------------------------  --------------  --------------------  ------------------
14,250 - 100,000                              171            13,346,003.73          1.67
100,001 - 200,000                             651           100,637,903.30         12.62
200,001 - 300,000                             599           150,009,542.38         18.81
300,001 - 400,000                             375           131,125,639.02         16.44
400,001 - 500,000                             203            91,319,871.51         11.45
500,001 - 600,000                             116            63,681,235.82          7.99
600,001 - 700,000                              89            57,554,200.31          7.22
700,001 - 800,000                              41            30,931,768.70          3.88
800,001 - 900,000                              25            21,342,524.11          2.68
900,001 - 1,000,000                            60            58,338,444.57          7.32
1,000,001 - 1,100,000                           6             6,209,194.10          0.78
1,100,001 - 1,200,000                           8             9,161,379.05          1.15
1,200,001 - 1,300,000                           2             2,495,000.00          0.31
1,300,001 - 1,400,000                           7             9,502,428.61          1.19
1,400,001 - 1,500,000                          11            16,277,079.09          2.04
1,500,001 - 1,600,000                           3             4,788,884.06          0.60
1,600,001 - 1,700,000                           5             8,351,496.76          1.05
1,700,001 - 1,800,000                           3             5,296,000.00          0.66
1,800,001 - 1,900,000                           5             9,332,335.44          1.17
1,900,001 - 1,980,000                           4             7,740,000.00          0.97
------------------------------------  --------------  --------------------  ------------------
Total                                       2,384           797,440,930.56        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
ORIGINAL TERM:                             Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  ------------------
360                                         2,384           797,440,930.56        100.00
------------------------------------  --------------  --------------------  ------------------
Total                                       2,384           797,440,930.56        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding         Outstanding
                                         Mortgage           as of the           as of the
REMAINING TERM:                            Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  ------------------
353 - 360                                   2,382           797,099,330.56         99.96
361 - 361                                       2               341,600.00          0.04
------------------------------------  --------------  --------------------  ------------------
Total                                       2,384           797,440,930.56        100.00
====================================  ==============  ====================  ==================

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
PROPERTY TYPE:                             Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  ------------------
Single Family                               1,323           460,367,856.28         57.73
PUD                                           512           192,822,882.99         24.18
Condominium                                   381           100,712,700.33         12.63
Two-Four Family                               168            43,537,490.96          5.46
------------------------------------  --------------  --------------------  ------------------
Total                                       2,384           797,440,930.56        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
OCCUPANCY:                                 Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  ------------------
Primary                                     1,596           595,544,266.91         74.68
Investor                                      626           142,977,401.48         17.93
Second Home                                   162            58,919,262.17          7.39
------------------------------------  --------------  --------------------  ------------------
Total                                       2,384           797,440,930.56        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
PURPOSE:                                   Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  ------------------
Purchase                                    1,205           422,095,489.45         52.93
Cash Out Refinance                            665           241,427,561.34         30.28
Rate/Term Refinance                           514           133,917,879.77         16.79
------------------------------------  --------------  --------------------  ------------------
Total                                       2,384           797,440,930.56        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
DOCUMENTATION:                             Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  ------------------
Reduced Documentation                       1,161           460,786,513.32         57.78
Full Documentation                            821           229,828,175.03         28.82
Alternative Documentation                     390           102,631,539.84         12.87
Other                                          11             3,132,142.12          0.39
No Income / No Asset                            1             1,062,560.25          0.13
------------------------------------  --------------  --------------------  ------------------
Total                                       2,384           797,440,930.56        100.00
====================================  ==============  ====================  ==================

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
ORIGINAL LTV:                              Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  ------------------
14.01 - 15.00                                   1             1,157,457.03          0.15
20.01 - 25.00                                   6               797,656.37          0.10
25.01 - 30.00                                  13             3,583,398.03          0.45
30.01 - 35.00                                  15             2,945,794.76          0.37
35.01 - 40.00                                  17             4,348,161.83          0.55
40.01 - 45.00                                  29             8,624,648.53          1.08
45.01 - 50.00                                  46            16,393,042.32          2.06
50.01 - 55.00                                  60            22,372,495.16          2.81
55.01 - 60.00                                 101            36,750,925.05          4.61
60.01 - 65.00                                 154            64,327,660.38          8.07
65.01 - 70.00                                 299           109,019,380.00         13.67
70.01 - 75.00                                 409           160,917,739.10         20.18
75.01 - 80.00                                 950           302,805,375.87         37.97
80.01 - 85.00                                  20             5,332,880.13          0.67
85.01 - 90.00                                 101            24,668,346.93          3.09
90.01 - 95.00                                 162            33,095,969.07          4.15
115.01 - 120.00                                 1               300,000.00          0.04
------------------------------------  --------------  --------------------  ------------------
Total                                       2,384           797,440,930.56        100.00
====================================  ==============  ====================  ==================



                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
STATE:                                     Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  ------------------
California                                    961           412,143,775.17         51.68
Florida                                       321            94,402,682.31         11.84
Colorado                                      117            31,467,079.55          3.95


All Others ( 44 ) + DC                        985           259,427,393.53         32.53
------------------------------------  --------------  --------------------  ------------------
Total                                       2,384           797,440,930.56        100.00
====================================  ==============  ====================  ==================

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
GROSS COUPON:                              Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  ------------------
1.250 - 1.500                                 870           331,244,848.99         41.54
1.501 - 2.000                                 499           150,118,895.19         18.83
2.001 - 2.500                                 176            49,411,026.45          6.20
2.501 - 3.000                                  67            21,933,979.93          2.75
3.001 - 3.500                                  47             9,933,252.38          1.25
3.501 - 4.000                                 173            73,779,308.81          9.25
4.001 - 4.500                                 437           131,005,407.14         16.43
4.501 - 5.000                                  78            21,599,995.84          2.71
5.001 - 5.406                                  37             8,414,215.83          1.06
------------------------------------  --------------  --------------------  ------------------
Total                                       2,384           797,440,930.56        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
MAX INT RATE:                              Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  ------------------
9.950 - 10.000                              2,371           794,385,530.62         99.62
10.001 - 10.500                                 8             1,659,438.81          0.21
11.001 - 11.500                                 2               740,331.65          0.09
11.501 - 12.000                                 1               138,750.00          0.02
12.001 - 12.500                                 1               275,462.50          0.03
13.001 - 13.200                                 1               241,416.98          0.03
------------------------------------  --------------  --------------------  ------------------
Total                                       2,384           797,440,930.56        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
MIN INT RATE:                              Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  ------------------
1.250 - 1.500                                  43            11,641,752.56          1.46
1.501 - 2.000                                  39            15,166,626.90          1.90
2.001 - 2.500                                 796           287,904,151.73         36.10
2.501 - 3.000                               1,286           424,249,695.40         53.20
3.001 - 3.500                                 137            41,202,863.62          5.17
3.501 - 4.000                                  61            12,602,888.07          1.58
4.001 - 4.125                                  22             4,672,952.28          0.59
------------------------------------  --------------  --------------------  ------------------
Total                                       2,384           797,440,930.56        100.00
====================================  ==============  ====================  ==================

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
GROSS MARGIN:                              Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  ------------------
1.300 - 1.500                                  14             3,826,309.57          0.48
1.501 - 2.000                                  33            12,680,294.38          1.59
2.001 - 2.500                                 637           251,674,047.16         31.56
2.501 - 3.000                               1,296           425,526,196.71         53.36
3.001 - 3.500                                 312            81,682,250.26         10.24
3.501 - 4.000                                  69            17,208,880.20          2.16
4.001 - 4.125                                  23             4,842,952.28          0.61
------------------------------------  --------------  --------------------  ------------------
Total                                       2,384           797,440,930.56        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
INDEX:                                     Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  ------------------
MTA                                         1,239           405,671,722.11         50.87
LIBOR                                       1,145           391,769,208.45         49.13
------------------------------------  --------------  --------------------  ------------------
Total                                       2,384           797,440,930.56        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
FICO SCORE:                                Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  ------------------
596 - 600                                       1               157,533.11          0.02
601 - 620                                       7             1,991,964.20          0.25
621 - 640                                     128            35,479,081.24          4.45
641 - 660                                     196            59,379,830.31          7.45
661 - 680                                     240            85,844,149.82         10.76
681 - 700                                     398           148,195,916.38         18.58
701 - 720                                     363           123,203,322.72         15.45
721 - 740                                     335           113,622,561.38         14.25
741 - 760                                     290            99,768,534.81         12.51
761 - 780                                     243            74,530,321.96          9.35
781 - 800                                     150            47,807,449.84          6.00
801 - 820                                      30             6,883,696.81          0.86
821 - 825                                       3               576,567.98          0.07
------------------------------------  --------------  --------------------  ------------------
Total                                       2,384           797,440,930.56        100.00
====================================  ==============  ====================  ==================



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
NEG AMORT LIMIT:                           Loans           Cut-off Date        Cut-off Date
------------------------------------- ---------------- --------------------- -----------------
115                                         2,384           797,440,930.56        100.00
------------------------------------  --------------  --------------------  ------------------
Total                                       2,384           797,440,930.56        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
PAY CAP:                                   Loans           Cut-off Date        Cut-off Date
------------------------------------- ---------------- --------------------- -----------------
7.50                                        2,384           797,440,930.56        100.00
------------------------------------  --------------  --------------------  ------------------
Total                                       2,384           797,440,930.56        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
NEXT RATE RESET:                           Loans           Cut-off Date        Cut-off Date
------------------------------------- ---------------- --------------------- -----------------
1                                           1,935           651,369,295.62         81.68
2                                             147            47,234,602.58          5.92
3                                             301            98,563,432.36         12.36
4                                               1               273,600.00          0.03
------------------------------------  --------------  --------------------  ------------------
Total                                       2,384           797,440,930.56        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
NEXT PYMT RESET:                           Loans           Cut-off Date        Cut-off Date
------------------------------------- ---------------- --------------------- -----------------
6                                               1               678,996.03          0.09
7                                               2               356,853.24          0.04
8                                              20             6,239,462.01          0.78
9                                              60            19,410,060.07          2.43
10                                            104            27,962,079.20          3.51
11                                            194            59,432,142.65          7.45
12                                            516           179,809,530.61         22.55
13                                          1,485           503,210,206.75         63.10
14                                              2               341,600.00          0.04
------------------------------------  --------------  --------------------  ------------------
Total                                       2,384           797,440,930.56        100.00
====================================  ==============  ====================  ==================







Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
PP TERM:                                   Loans           Cut-off Date        Cut-off Date
------------------------------------- ---------------- --------------------- -----------------
0                                           1,646           605,590,832.14         75.94
6                                               1               227,477.69          0.03
36                                            669           168,351,593.97         21.11
60                                             68            23,271,026.76          2.92
------------------------------------  --------------  --------------------  ------------------
Total                                       2,384           797,440,930.56        100.00
====================================  ==============  ====================  ==================










Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company



--------------------------------------------------------------------------------------------------------------------
                                               Countrywide Home Loans
--------------------------------------------------------------------------------------------------------------------
                                                   Series 2004-20
--------------------------------------------------------------------------------------------------------------------
                                               Group I Mortgage Loans
--------------------------------------------------------------------------------------------------------------------
                                         Preliminary Collateral Information
--------------------------------------------------------------------------------------------------------------------
                                                As of August 1, 2004
--------------------------------------------------------------------------------------------------------------------


TOTAL CURRENT BALANCE:                              317,014,708
TOTAL ORIGINAL BALANCE:                             317,183,549

NUMBER OF LOANS:                                          1,560

                                                                               Minimum                      Maximum
AVG CURRENT BALANCE:                                $203,214.56                 $14,250.00                    $625,870.09
AVG ORIGINAL AMOUNT:                                $203,322.79                 $14,250.00                    $626,000.00

WAVG GROSS COUPON:                                        2.463  %                   1.250  %                       5.406  %
WAVG GROSS MARGIN:                                        2.753  %                   1.300  %                       4.125  %
WAVG MAX INT RATE:                                        9.958  %                   9.950  %                      13.200  %
WAVG MIN INT RATE:                                        2.659  %                   1.250  %                       4.125  %

WAVG ORIGINAL LTV:                                        74.43  %                   21.22  %                       95.00  %

WAVG NEG AMORT LIMIT:                                       115                        115                            115
WAVG PERIOD PAY CAP:                                       7.50                       7.50                           7.50

WAVG FICO SCORE:                                            714                        620                            825

WAVG ORIGINAL TERM:                                         360  months                360  months                    360  months
WAVG REMAINING TERM:                                        359  months                354  months                    361  months
WAVG SEASONING:                                               1  months                  0  months                      6  months

WAVG NEXT RATE RESET:                                         1  months                  1  months                      4  months
WAVG RATE ADJ FREQ:                                           1  months                  1  months                      1  months
WAVG PYMT ADJ FREQ:                                          12  months                 12  months                     12  months

TOP STATE CONC ($):                             35.46 % California, 13.09 % Florida, 6.06 % Colorado
TOP PP PENALTY CONC ($):                        62.61 % No Prepayment Penalty, 37.39 % Prepayment Penalty
MAXIMUM ZIP CODE CONC ($):                      0.53 % 89436

FIRST PAY DATE:                                                               Mar 01, 2004             Oct 01, 2004
MATURE DATE:                                                                  Feb 01, 2034             Sep 01, 2034


Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
CURRENT BALANCE:                           Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
14,250 - 100,000                              166            12,924,522.86          4.08
100,001 - 200,000                             632            97,930,515.46         30.89
200,001 - 300,000                             584           146,316,328.33         46.15
300,001 - 400,000                             163            52,870,269.35         16.68
400,001 - 500,000                              13             5,767,601.51          1.82
500,001 - 600,000                               1               579,600.00          0.18
600,001 - 625,871                               1               625,870.09          0.20
------------------------------------  --------------  --------------------  -----------------
Total                                       1,560           317,014,707.60        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
ORIGINAL TERM:                             Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
360                                         1,560           317,014,707.60        100.00
------------------------------------  --------------  --------------------  -----------------
Total                                       1,560           317,014,707.60        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
REMAINING TERM:                            Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
354 - 360                                   1,558           316,673,107.60         99.89
361 - 361                                       2               341,600.00          0.11
------------------------------------  --------------  --------------------  -----------------
Total                                       1,560           317,014,707.60        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
PROPERTY TYPE:                             Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
Single Family                                 834           167,608,838.65         52.87
PUD                                           304            64,954,439.75         20.49
Condominium                                   275            51,635,348.57         16.29
Two-Four Family                               147            32,816,080.63         10.35
------------------------------------  --------------  --------------------  -----------------
Total                                       1,560           317,014,707.60        100.00
====================================  ==============  ====================  ==================










Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
OCCUPANCY:                                 Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
Primary                                       948           200,614,226.99         63.28
Investor                                      510            95,747,020.95         30.20
Second Home                                   102            20,653,459.66          6.51
------------------------------------  --------------  --------------------  -----------------
Total                                       1,560           317,014,707.60        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
PURPOSE:                                   Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
Purchase                                      729           152,850,587.20         48.22
Cash Out Refinance                            427            90,517,175.89         28.55
Rate/Term Refinance                           404            73,646,944.51         23.23
------------------------------------  --------------  --------------------  -----------------
Total                                       1,560           317,014,707.60        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
DOCUMENTATION:                             Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
Reduced Documentation                         627           132,887,769.38         41.92
Full Documentation                            640           128,954,446.04         40.68
Alternative Documentation                     284            53,055,350.06         16.74
Other                                           9             2,117,142.12          0.67
------------------------------------  --------------  --------------------  -----------------
Total                                       1,560           317,014,707.60        100.00
====================================  ==============  ====================  ==================



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
ORIGINAL LTV:                              Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
21.22 - 25.00                                   6               797,656.37          0.25
25.01 - 30.00                                  11             1,608,600.35          0.51
30.01 - 35.00                                  12             1,977,794.76          0.62
35.01 - 40.00                                  12             2,215,484.16          0.70
40.01 - 45.00                                  23             5,130,064.56          1.62
45.01 - 50.00                                  30             5,819,877.29          1.84
50.01 - 55.00                                  43             7,969,172.79          2.51
55.01 - 60.00                                  66            13,424,178.15          4.23
60.01 - 65.00                                  99            20,397,232.99          6.43
65.01 - 70.00                                 187            37,279,658.31         11.76
70.01 - 75.00                                 223            47,022,169.20         14.83
75.01 - 80.00                                 612           128,578,116.14         40.56
80.01 - 85.00                                  13             2,511,546.33          0.79
85.01 - 90.00                                  79            15,914,799.35          5.02
90.01 - 95.00                                 144            26,368,356.85          8.32
------------------------------------  --------------  --------------------  -----------------
Total                                       1,560           317,014,707.60        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
STATE:                                     Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
California                                    449           112,412,405.76         35.46
Florida                                       231            41,494,595.33         13.09
Colorado                                       95            19,213,275.45          6.06
Nevada                                         59            11,766,032.02          3.71
Washington                                     60            11,734,687.76          3.70
New Jersey                                     47            10,089,578.92          3.18


All Others ( 41 ) + DC                        619           110,304,132.36         34.79
------------------------------------  --------------  --------------------  -----------------
Total                                       1,560           317,014,707.60        100.00
====================================  ==============  ====================  ==================






Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company



                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
GROSS COUPON:                              Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
1.250 - 1.500                                 489           106,429,839.99         33.57
1.501 - 2.000                                 341            67,103,064.04         21.17
2.001 - 2.500                                 140            26,302,106.93          8.30
2.501 - 3.000                                  51             9,754,899.38          3.08
3.001 - 3.500                                  40             7,134,999.15          2.25
3.501 - 4.000                                  91            18,539,078.01          5.85
4.001 - 4.500                                 320            63,909,205.89         20.16
4.501 - 5.000                                  56            11,550,394.59          3.64
5.001 - 5.406                                  32             6,291,119.62          1.98
------------------------------------  --------------  --------------------  -----------------
Total                                       1,560           317,014,707.60        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
MAX INT RATE:                              Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
9.950 - 10.000                              1,549           314,931,669.63         99.34
10.001 - 10.500                                 7             1,180,974.33          0.37
11.001 - 11.500                                 1               246,434.16          0.08
11.501 - 12.000                                 1               138,750.00          0.04
12.001 - 12.500                                 1               275,462.50          0.09
13.001 - 13.200                                 1               241,416.98          0.08
------------------------------------  --------------  --------------------  -----------------
Total                                       1,560           317,014,707.60        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
MIN INT RATE:                              Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
1.250 - 1.500                                  34             7,049,852.56          2.22
1.501 - 2.000                                  23             4,314,131.40          1.36
2.001 - 2.500                                 469            94,915,801.46         29.94
2.501 - 3.000                                 862           176,162,687.45         55.57
3.001 - 3.500                                 101            21,969,272.38          6.93
3.501 - 4.000                                  51             8,959,927.29          2.83
4.001 - 4.125                                  20             3,643,035.06          1.15
------------------------------------  --------------  --------------------  -----------------
Total                                       1,560           317,014,707.60        100.00
====================================  ==============  ====================  ==================








Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company

                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
GROSS MARGIN:                              Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
1.300 - 1.500                                  10             1,681,124.00          0.53
1.501 - 2.000                                  21             3,911,234.45          1.23
2.001 - 2.500                                 333            69,473,529.81         21.91
2.501 - 3.000                                 880           179,936,672.38         56.76
3.001 - 3.500                                 241            48,738,692.48         15.37
3.501 - 4.000                                  54             9,460,419.42          2.98
4.001 - 4.125                                  21             3,813,035.06          1.20
------------------------------------  --------------  --------------------  -----------------
Total                                       1,560           317,014,707.60        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
INDEX:                                     Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
MTA                                           857           176,802,823.46         55.77
LIBOR                                         703           140,211,884.14         44.23
------------------------------------  --------------  --------------------  -----------------
Total                                       1,560           317,014,707.60        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
FICO SCORE:                                Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
620 - 620                                       5               914,214.20          0.29
621 - 640                                      88            16,931,425.83          5.34
641 - 660                                     139            27,161,101.12          8.57
661 - 680                                     147            30,617,823.00          9.66
681 - 700                                     247            51,766,865.42         16.33
701 - 720                                     240            50,610,536.53         15.96
721 - 740                                     206            40,819,902.65         12.88
741 - 760                                     186            37,843,289.52         11.94
761 - 780                                     174            35,186,479.72         11.10
781 - 800                                     103            20,795,652.49          6.56
801 - 820                                      23             4,018,367.12          1.27
821 - 825                                       2               349,050.00          0.11
------------------------------------  --------------  --------------------  -----------------
Total                                       1,560           317,014,707.60        100.00
====================================  ==============  ====================  ==================





Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
NEG AMORT LIMIT:                           Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
115                                         1,560           317,014,707.60        100.00
------------------------------------  --------------  --------------------  -----------------
Total                                       1,560           317,014,707.60        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
PAY CAP:                                   Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
7.50                                        1,560           317,014,707.60        100.00
------------------------------------  --------------  --------------------  -----------------
Total                                       1,560           317,014,707.60        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
NEXT RATE RESET:                           Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
1                                           1,262           258,047,121.97         81.40
2                                             105            21,554,091.20          6.80
3                                             192            37,139,894.43         11.72
4                                               1               273,600.00          0.09
------------------------------------  --------------  --------------------  -----------------
Total                                       1,560           317,014,707.60        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
NEXT PYMT RESET:                           Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
7                                               2               356,853.24          0.11
8                                              12             2,428,199.41          0.77
9                                              46             8,724,236.29          2.75
10                                             83            16,998,948.62          5.36
11                                            149            29,095,202.68          9.18
12                                            327            68,229,251.94         21.52
13                                            939           190,840,415.42         60.20
14                                              2               341,600.00          0.11
------------------------------------  --------------  --------------------  -----------------
Total                                       1,560           317,014,707.60        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
PP TERM:                                   Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
0                                             972           198,493,763.98         62.61
6                                               1               227,477.69          0.07
36                                            587           118,293,465.93         37.31
------------------------------------  --------------  --------------------  -----------------
Total                                       1,560           317,014,707.60        100.00
====================================  ==============  ====================  ==================






Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company



--------------------------------------------------------------------------------------------------------------------
                                               Countrywide Home Loans
--------------------------------------------------------------------------------------------------------------------
                                                   Series 2004-20
--------------------------------------------------------------------------------------------------------------------
                                              Group II Mortgage Loans
--------------------------------------------------------------------------------------------------------------------
                                         Preliminary Collateral Information
--------------------------------------------------------------------------------------------------------------------
                                                As of August 1, 2004
--------------------------------------------------------------------------------------------------------------------

TOTAL CURRENT BALANCE:                             228,868,899
TOTAL ORIGINAL BALANCE:                            228,955,397

NUMBER OF LOANS:                                           382

                                                                                Minimum                        Maximum
AVG CURRENT BALANCE:                               $599,133.24                     $64,000.00                  $1,980,000.00
AVG ORIGINAL AMOUNT:                               $599,359.68                     $64,000.00                  $1,980,000.00

WAVG GROSS COUPON:                                       2.438  %                       1.250  %                       5.406  %
WAVG GROSS MARGIN:                                       2.792  %                       1.500  %                       4.025  %
WAVG MAX INT RATE:                                       9.950  %                       9.950  %                       9.950  %
WAVG MIN INT RATE:                                       2.745  %                       1.250  %                       4.025  %

WAVG ORIGINAL LTV:                                       72.38  %                       32.78  %                       95.00  %

WAVG NEG AMORT LIMIT:                                      115                            115                            115
WAVG PERIOD PAY CAP:                                      7.50                           7.50                           7.50

WAVG FICO SCORE:                                           710                            596                            810

WAVG ORIGINAL TERM:                                        360  months                    360  months                    360  months
WAVG REMAINING TERM:                                       359  months                    353  months                    360  months
WAVG SEASONING:                                              1  months                      0  months                      7  months

WAVG NEXT RATE RESET:                                        1  months                      1  months                      3  months
WAVG RATE ADJ FREQ:                                          1  months                      1  months                      1  months
WAVG PYMT ADJ FREQ:                                         12  months                     12  months                     12  months

TOP STATE CONC ($):                             64.98 % California, 13.47 % Florida, 2.10 % Connecticut
TOP PP PENALTY CONCS ($):                       82.41 % No Prepayment Penalty, 17.59 % Prepayment Penalty
MAXIMUM ZIP CODE CONC ($):                      2.37 % 92651

FIRST PAY DATE:                                                               Feb 01, 2004                   Sep 01, 2004
MATURE DATE:                                                                  Jan 01, 2034                   Aug 01, 2034

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company



                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
CURRENT BALANCE:                           Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
64,000 - 100,000                                3               247,695.88          0.11
100,001 - 200,000                              10             1,458,587.84          0.64
200,001 - 300,000                               4               959,303.64          0.42
300,001 - 400,000                              96            35,437,697.91         15.48
400,001 - 500,000                              88            39,409,890.52         17.22
500,001 - 600,000                              56            30,864,891.58         13.49
600,001 - 700,000                              38            24,366,180.74         10.65
700,001 - 800,000                              25            18,819,636.87          8.22
800,001 - 900,000                              12            10,261,818.86          4.48
900,001 - 1,000,000                            16            15,726,957.21          6.87
1,000,001 - 1,100,000                           4             4,079,920.19          1.78
1,100,001 - 1,200,000                           5             5,737,671.12          2.51
1,300,001 - 1,400,000                           3             4,105,000.00          1.79
1,400,001 - 1,500,000                           7            10,353,129.09          4.52
1,500,001 - 1,600,000                           1             1,590,000.00          0.69
1,600,001 - 1,700,000                           3             4,976,496.76          2.17
1,700,001 - 1,800,000                           3             5,296,000.00          2.31
1,800,001 - 1,900,000                           4             7,438,020.44          3.25
1,900,001 - 1,980,000                           4             7,740,000.00          3.38
------------------------------------  --------------  --------------------  -----------------
Total                                         382           228,868,898.65        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
ORIGINAL TERM:                             Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
360                                           382           228,868,898.65        100.00
------------------------------------  --------------  --------------------  -----------------
Total                                         382           228,868,898.65        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
REMAINING TERM:                            Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
353 - 360                                     382           228,868,898.65        100.00
------------------------------------  --------------  --------------------  -----------------
Total                                         382           228,868,898.65        100.00
====================================  ==============  ====================  =================






Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
PROPERTY TYPE:                             Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
Single Family                                 225           142,344,395.54         62.19
PUD                                            93            56,525,577.02         24.70
Condominium                                    53            25,070,150.35         10.95
Two-Four Family                                11             4,928,775.74          2.15
------------------------------------  --------------  --------------------  -----------------
Total                                         382           228,868,898.65        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
OCCUPANCY:                                 Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
Primary                                       296           186,253,817.40         81.38
Investor                                       60            24,821,866.57         10.85
Second Home                                    26            17,793,214.68          7.77
------------------------------------  --------------  --------------------  -----------------
Total                                         382           228,868,898.65        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
PURPOSE:                                   Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
Purchase                                      219           128,876,125.77         56.31
Cash Out Refinance                            113            75,584,848.04         33.03
Rate/Term Refinance                            50            24,407,924.84         10.66
------------------------------------  --------------  --------------------  -----------------
Total                                         382           228,868,898.65        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
DOCUMENTATION:                             Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
Reduced Documentation                         237           153,013,636.89         66.86
Full Documentation                            100            53,934,140.82         23.57
Alternative Documentation                      42            19,843,560.69          8.67
No Income / No Asset                            1             1,062,560.25          0.46
Other                                           2             1,015,000.00          0.44
------------------------------------  --------------  --------------------  -----------------
Total                                         382           228,868,898.65        100.00
====================================  ==============  ====================  =================











Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
ORIGINAL LTV:                              Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
32.78 - 35.00                                   1               118,000.00          0.05
35.01 - 40.00                                   2               903,500.00          0.39
40.01 - 45.00                                   5             2,494,583.97          1.09
45.01 - 50.00                                   7             5,278,474.01          2.31
50.01 - 55.00                                   8             8,611,918.49          3.76
55.01 - 60.00                                  14            10,852,268.10          4.74
60.01 - 65.00                                  28            24,017,639.21         10.49
65.01 - 70.00                                  57            36,309,485.99         15.86
70.01 - 75.00                                  90            51,600,972.40         22.55
75.01 - 80.00                                 136            75,118,949.37         32.82
80.01 - 85.00                                   4             1,532,464.26          0.67
85.01 - 90.00                                  14             6,085,330.63          2.66
90.01 - 95.00                                  16             5,945,312.22          2.60
------------------------------------  --------------  --------------------  -----------------
Total                                         382           228,868,898.65        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
STATE:                                     Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
California                                    253           148,715,459.00         64.98
Florida                                        47            30,823,837.53         13.47


All Others ( 24 ) + DC                         82            49,329,602.12         21.55
------------------------------------  --------------  --------------------  -----------------
Total                                         382           228,868,898.65        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
GROSS COUPON:                              Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
1.250 - 1.500                                 163            97,063,062.00         42.41
1.501 - 2.000                                  60            32,077,652.49         14.02
2.001 - 2.500                                  16            13,381,551.32          5.85
2.501 - 3.000                                   7             6,160,311.01          2.69
3.001 - 3.500                                   5             1,556,725.00          0.68
3.501 - 4.000                                  21            16,454,213.29          7.19
4.001 - 4.500                                  85            51,112,463.05         22.33
4.501 - 5.000                                  20             8,939,824.28          3.91
5.001 - 5.406                                   5             2,123,096.21          0.93
------------------------------------  --------------  --------------------  -----------------
Total                                         382           228,868,898.65        100.00
====================================  ==============  ====================  =================










Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
MAX INT RATE:                              Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
9.950  -  9.950                               382           228,868,898.65        100.00
------------------------------------  --------------  --------------------  -----------------
Total                                         382           228,868,898.65        100.00
====================================  ==============  ====================  =================

                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
MIN INT RATE:                              Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
1.250 - 1.500                                   3             1,688,500.00          0.74
1.501 - 2.000                                   7             3,890,935.57          1.70
2.001 - 2.500                                  27            16,046,686.55          7.01
2.501 - 3.000                                 297           183,336,307.29         80.11
3.001 - 3.500                                  36            19,233,591.24          8.40
3.501 - 4.000                                  10             3,642,960.78          1.59
4.001 - 4.025                                   2             1,029,917.22          0.45
------------------------------------  --------------  --------------------  -----------------
Total                                         382           228,868,898.65        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
GROSS MARGIN:                              Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
1.500 - 1.500                                   1               738,435.57          0.32
1.501 - 2.000                                   3             1,807,500.00          0.79
2.001 - 2.500                                  27            16,897,766.55          7.38
2.501 - 3.000                                 271           170,458,717.72         74.48
3.001 - 3.500                                  63            30,188,100.81         13.19
3.501 - 4.000                                  15             7,748,460.78          3.39
4.001 - 4.025                                   2             1,029,917.22          0.45
------------------------------------  --------------  --------------------  -----------------
Total                                         382           228,868,898.65        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
INDEX:                                     Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
MTA                                           382           228,868,898.65        100.00
------------------------------------  --------------  --------------------  -----------------
Total                                         382           228,868,898.65        100.00
====================================  ==============  ====================  =================










Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
FICO SCORE:                                Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
596 - 600                                       1               157,533.11          0.07
601 - 620                                       1               723,750.00          0.32
621 - 640                                      25            11,238,465.41          4.91
641 - 660                                      31            16,765,091.58          7.33
661 - 680                                      46            27,773,102.36         12.13
681 - 700                                      68            45,065,724.12         19.69
701 - 720                                      58            35,621,973.39         15.56
721 - 740                                      55            30,474,526.21         13.32
741 - 760                                      49            30,372,416.09         13.27
761 - 780                                      26            17,077,065.09          7.46
781 - 800                                      19            12,658,981.29          5.53
801 - 810                                       3               940,270.00          0.41
------------------------------------  --------------  --------------------  -----------------
Total                                         382           228,868,898.65        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
NEG AMORT LIMIT:                           Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
115                                           382           228,868,898.65        100.00
------------------------------------  --------------  --------------------  -----------------
Total                                         382           228,868,898.65        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
PAY CAP:                                   Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
7.50                                          382           228,868,898.65        100.00
------------------------------------  --------------  --------------------  -----------------
Total                                         382           228,868,898.65        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
NEXT RATE RESET:                           Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
1                                             327           192,652,339.43         84.18
2                                              32            21,152,798.22          9.24
3                                              23            15,063,761.00          6.58
------------------------------------  --------------  --------------------  -----------------
Total                                         382           228,868,898.65        100.00
====================================  ==============  ====================  =================














Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
NEXT PYMT RESET:                           Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
6                                               1               678,996.03          0.30
8                                               3               770,737.79          0.34
9                                              10             7,642,152.84          3.34
10                                             12             6,551,049.97          2.86
11                                             38            27,412,558.07         11.98
12                                            105            62,345,475.95         27.24
13                                            213           123,467,928.00         53.95
------------------------------------  --------------  --------------------  -----------------
Total                                         382           228,868,898.65        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
PP TERM:                                   Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
0                                             302           188,602,088.02         82.41
36                                             55            34,058,803.27         14.88
60                                             25             6,208,007.36          2.71
------------------------------------  --------------  --------------------  -----------------
Total                                         382           228,868,898.65        100.00
====================================  ==============  ====================  =================


















Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company



--------------------------------------------------------------------------------------------------------------------
                                               Countrywide Home Loans
--------------------------------------------------------------------------------------------------------------------
                                                   Series 2004-20
--------------------------------------------------------------------------------------------------------------------
                                              Group III Mortgage Loans
--------------------------------------------------------------------------------------------------------------------
                                         Preliminary Collateral Information
--------------------------------------------------------------------------------------------------------------------
                                                As of August 1, 2004
--------------------------------------------------------------------------------------------------------------------

TOTAL CURRENT BALANCE:                              251,557,324
TOTAL ORIGINAL BALANCE:                             251,640,483

NUMBER OF LOANS:                                            442
                                                                               Minimum                      Maximum

AVG CURRENT BALANCE:                                $569,134.22                 $84,080.00                  $1,894,315.00
AVG ORIGINAL AMOUNT:                                $569,322.36                 $84,080.00                  $1,894,315.00

WAVG GROSS COUPON:                                        2.024  %                   1.250  %                       4.575  %
WAVG GROSS MARGIN:                                        2.437  %                   1.300  %                       3.275  %
WAVG MAX INT RATE:                                        9.953  %                   9.950  %                      11.200  %
WAVG MIN INT RATE:                                        2.404  %                   1.250  %                       3.000  %

WAVG ORIGINAL LTV:                                        72.07  %                   14.01  %                      120.00  %

WAVG NEG AMORT LIMIT:                                       115                        115                            115
WAVG PERIOD PAY CAP:                                       7.50                       7.50                           7.50

WAVG FICO SCORE:                                            715                        620                            824

WAVG ORIGINAL TERM:                                         360  months                360  months                    360  months
WAVG REMAINING TERM:                                        360  months                355  months                    360  months
WAVG SEASONING:                                               0  months                  0  months                      5  months

WAVG NEXT RATE RESET:                                         1  months                  1  months                      3  months
WAVG RATE ADJ FREQ:                                           1  months                  1  months                      1  months
WAVG PYMT ADJ FREQ:                                          12  months                 12  months                     12  months

TOP STATE CONC ($):                             60.03 % California, 8.78 % Florida, 3.61 % Colorado TOP PP
PENALTY CONC ($):                               86.86 % No Prepayment Penalty, 13.14 % Prepayment Penalty
MAXIMUM ZIP CODE CONC ($):                      1.50 % 92657

FIRST PAY DATE:                                                              Apr 01, 2004                     Sep 01, 2004
MATURE DATE:                                                                 Mar 01, 2034                     Aug 01, 2034




Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
CURRENT BALANCE:                           Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
84,080 - 100,000                                2               173,784.99          0.07
100,001 - 200,000                               9             1,248,800.00          0.50
200,001 - 300,000                              11             2,733,910.41          1.09
300,001 - 400,000                             116            42,817,671.76         17.02
400,001 - 500,000                             102            46,142,379.48         18.34
500,001 - 600,000                              59            32,236,744.24         12.81
600,001 - 700,000                              50            32,562,149.48         12.94
700,001 - 800,000                              16            12,112,131.83          4.81
800,001 - 900,000                              13            11,080,705.25          4.40
900,001 - 1,000,000                            44            42,611,487.36         16.94
1,000,001 - 1,100,000                           2             2,129,273.91          0.85
1,100,001 - 1,200,000                           3             3,423,707.93          1.36
1,200,001 - 1,300,000                           2             2,495,000.00          0.99
1,300,001 - 1,400,000                           4             5,397,428.61          2.15
1,400,001 - 1,500,000                           4             5,923,950.00          2.35
1,500,001 - 1,600,000                           2             3,198,884.06          1.27
1,600,001 - 1,700,000                           2             3,375,000.00          1.34
1,800,001 - 1,894,315                           1             1,894,315.00          0.75
------------------------------------  --------------  --------------------  -----------------
Total                                         442           251,557,324.31        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
ORIGINAL TERM:                             Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
360                                           442           251,557,324.31        100.00
------------------------------------  --------------  --------------------  -----------------
Total                                         442           251,557,324.31        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
REMAINING TERM:                            Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
355 - 360                                     442           251,557,324.31        100.00
------------------------------------  --------------  --------------------  -----------------
Total                                         442           251,557,324.31        100.00
====================================  ==============  ====================  =================







Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
PROPERTY TYPE:                             Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
Single Family                                 264           150,414,622.09         59.79
PUD                                           115            71,342,866.22         28.36
Condominium                                    53            24,007,201.41          9.54
Two-Four Family                                10             5,792,634.59          2.30
------------------------------------  --------------  --------------------  -----------------
Total                                         442           251,557,324.31        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
OCCUPANCY:                                 Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
Primary                                       352           208,676,222.52         82.95
Investor                                       56            22,408,513.96          8.91
Second Home                                    34            20,472,587.83          8.14
------------------------------------  --------------  --------------------  -----------------
Total                                         442           251,557,324.31        100.00
====================================  ==============  ====================  =================

                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
PURPOSE:                                   Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
Purchase                                      257           140,368,776.48         55.80
Cash Out Refinance                            125            75,325,537.41         29.94
Rate/Term Refinance                            60            35,863,010.42         14.26
------------------------------------  --------------  --------------------  -----------------
Total                                         442           251,557,324.31        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
DOCUMENTATION:                             Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
Reduced Documentation                         297           174,885,107.05         69.52
Full Documentation                             81            46,939,588.17         18.66
Alternative Documentation                      64            29,732,629.09         11.82
------------------------------------  --------------  --------------------  -----------------
Total                                         442           251,557,324.31        100.00
====================================  ==============  ====================  =================














Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
ORIGINAL LTV:                              Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
14.01 - 15.00                                   1             1,157,457.03          0.46
25.01 - 30.00                                   2             1,974,797.68          0.79
30.01 - 35.00                                   2               850,000.00          0.34
35.01 - 40.00                                   3             1,229,177.67          0.49
40.01 - 45.00                                   1             1,000,000.00          0.40
45.01 - 50.00                                   9             5,294,691.02          2.10
50.01 - 55.00                                   9             5,791,403.88          2.30
55.01 - 60.00                                  21            12,474,478.80          4.96
60.01 - 65.00                                  27            19,912,788.18          7.92
65.01 - 70.00                                  55            35,430,235.70         14.08
70.01 - 75.00                                  96            62,294,597.50         24.76
75.01 - 80.00                                 202            99,108,310.36         39.40
80.01 - 85.00                                   3             1,288,869.54          0.51
85.01 - 90.00                                   8             2,668,216.95          1.06
90.01 - 95.00                                   2               782,300.00          0.31
115.01 - 120.00                                 1               300,000.00          0.12
------------------------------------  --------------  --------------------  -----------------
Total                                         442           251,557,324.31        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
STATE:                                     Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
California                                    259           151,015,910.41         60.03
Florida                                        43            22,084,249.45          8.78
Colorado                                       15             9,087,778.61          3.61
New Jersey                                     14             7,667,420.00          3.05


All Others ( 29 ) + DC                        111            61,701,965.84         24.53
------------------------------------  --------------  --------------------  -----------------
Total                                         442           251,557,324.31        100.00
====================================  ==============  ====================  =================











Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
GROSS COUPON:                              Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
1.250 - 1.500                                 218           127,751,947.00         50.78
1.501 - 2.000                                  98            50,938,178.66         20.25
2.001 - 2.500                                  20             9,727,368.20          3.87
2.501 - 3.000                                   9             6,018,769.54          2.39
3.001 - 3.500                                   2             1,241,528.23          0.49
3.501 - 4.000                                  61            38,786,017.51         15.42
4.001 - 4.500                                  32            15,983,738.20          6.35
4.501 - 4.575                                   2             1,109,776.97          0.44
------------------------------------  --------------  --------------------  -----------------
Total                                         442           251,557,324.31        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
MAX INT RATE:                              Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
9.950 - 10.000                                440           250,584,962.34         99.61
10.001 - 10.500                                 1               478,464.48          0.19
11.001 - 11.200                                 1               493,897.49          0.20
------------------------------------  --------------  --------------------  -----------------
Total                                         442           251,557,324.31        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
MIN INT RATE:                              Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
1.250 - 1.500                                   6             2,903,400.00          1.15
1.501 - 2.000                                   9             6,961,559.93          2.77
2.001 - 2.500                                 300           176,941,663.72         70.34
2.501 - 3.000                                 127            64,750,700.66         25.74
------------------------------------  --------------  --------------------  -----------------
Total                                         442           251,557,324.31        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
GROSS MARGIN:                              Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
1.300 - 1.500                                   3             1,406,750.00          0.56
1.501 - 2.000                                   9             6,961,559.93          2.77
2.001 - 2.500                                 277           165,302,750.80         65.71
2.501 - 3.000                                 145            75,130,806.61         29.87
3.001 - 3.275                                   8             2,755,456.97          1.10
------------------------------------  --------------  --------------------  -----------------
Total                                         442           251,557,324.31        100.00
====================================  ==============  ====================  =================












Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
INDEX:                                     Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
LIBOR                                         442           251,557,324.31        100.00
------------------------------------  --------------  --------------------  -----------------
Total                                         442           251,557,324.31        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
FICO SCORE:                                Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
620 - 620                                       1               354,000.00          0.14
621 - 640                                      15             7,309,190.00          2.91
641 - 660                                      26            15,453,637.61          6.14
661 - 680                                      47            27,453,224.46         10.91
681 - 700                                      83            51,363,326.84         20.42
701 - 720                                      65            36,970,812.80         14.70
721 - 740                                      74            42,328,132.52         16.83
741 - 760                                      55            31,552,829.20         12.54
761 - 780                                      43            22,266,777.15          8.85
781 - 800                                      28            14,352,816.06          5.71
801 - 820                                       4             1,925,059.69          0.77
821 - 824                                       1               227,517.98          0.09
------------------------------------  --------------  --------------------  -----------------
Total                                         442           251,557,324.31        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
NEG AMORT LIMIT:                           Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
115                                           442           251,557,324.31        100.00
------------------------------------  --------------  --------------------  -----------------
Total                                         442           251,557,324.31        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
PAY CAP:                                   Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
7.50                                          442           251,557,324.31        100.00
------------------------------------  --------------  --------------------  -----------------
Total                                         442           251,557,324.31        100.00
====================================  ==============  ====================  =================











Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
NEXT RATE RESET:                           Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
1                                             346           200,669,834.22         79.77
2                                              10             4,527,713.16          1.80
3                                              86            46,359,776.93         18.43
------------------------------------  --------------  --------------------  -----------------
Total                                         442           251,557,324.31        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
NEXT PYMT RESET:                           Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
8                                               5             3,040,524.81          1.21
9                                               4             3,043,670.94          1.21
10                                              9             4,412,080.61          1.75
11                                              7             2,924,381.90          1.16
12                                             84            49,234,802.72         19.57
13                                            333           188,901,863.33         75.09
------------------------------------  --------------  --------------------  -----------------
Total                                         442           251,557,324.31        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
PP TERM:                                   Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
0                                             372           218,494,980.14         86.86
36                                             27            15,999,324.77          6.36
60                                             43            17,063,019.40          6.78
------------------------------------  --------------  --------------------  -----------------
Total                                         442           251,557,324.31        100.00
====================================  ==============  ====================  =================





Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                            Countrywide Home Loans
                                Series 2004-20


                              Marketing Materials
                      (Class M, Class B-1 and Class B-2)


                          $751,586,000 (Approximate)


                         Countrywide Home Loans, Inc.
                                    Seller

                     Countrywide Home Loans Servicing, LP
                                Master Servicer

                                  CWMBS, Inc.
                                   Depositor







Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                      COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Countrywide Securities, the issuer of the securities nor any of its other affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement, any related supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a statistical pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this statistical pool may be deleted from the final pool of Mortgage Loans delivered to the Trust on the Closing Date. This statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.









Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company



Preliminary Term Sheet                             Date Prepared: August 9, 2004


                    Countrywide Home Loans, Series 2004-20


            $751,586,000 (Approximate, Subject to +/- 5% Variance)
                         Publicly Offered Certificates
                  Adjustable Rate Residential Mortgage Loans


                 Principal          WAL to        Pmt Window to       Interest
                  Amount         Call/Maturity    Call/Maturity         Rate                        Expected Ratings
 Class/(1)/   (Approx.)/(1)/      (Yrs)/(2)/       (Mths)/(2)/          Type       Tranche Type      [S&P/Moody's]
 ----------   --------------     -------------    -------------       --------     ------------     ----------------
     M         $19,137,000         6.30/7.05       1-115/1-360          /(3)/       Subordinate         AA/Aa2
    B-1         $9,168,000         6.30/7.05       1-115/1-360          /(3)/       Subordinate          A/A2
    B-2         $5,581,000         6.30/7.05       1-115/1-360          /(3)/       Subordinate        BBB/Baa2
    B-3         $4,784,000                                                          Subordinate         BB/Ba2
    B-4         $4,384,000                 Privately Offered Certificates           Subordinate          B/B2
    B-5         $2,800,830                                                          Subordinate         UR/UR
  Total:       $45,854,830


(1) The Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates are backed by cash flows from the Group I, Group II and Group III Mortgage Loans. The principal balance of each Class of Certificates is subject to a 5% variance.

(2) WAL and payment window for the Class M, Class B-1, Class B-2 Certificates is shown to the applicable Optional Call Date (as described herein) and maturity.

(3) For each Distribution Date, the interest rate for the Class M, Class B-1, Class B-2 will equal the lesser of (i) One-Month LIBOR plus the related margin (the margin will increase by 1.5x's after the first possible Optional Call Date) and (ii) the Net WAC Cap (as defined herein).





Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


Depositor:                    CWMBS, Inc.

Seller:                       Countrywide Home Loans, Inc. ("Countrywide").

Master Servicer:              Countrywide Home Loans Servicing LP.

Co-Lead Managers:             Greenwich Capital Markets, Inc. ("RBS Greenwich
                              Capital") (Book-Runner)
                              Countrywide Securities Corp.

Trustee:                      The Bank of New York.

Rating Agencies:              It is expected that the Certificates will be
                              assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:                 August 1, 2004.

Expected Pricing Date:        On or about August [10], 2004.

Closing Date:                 On or about August 30, 2004.

Distribution Date:            The 25th of each month (or if such day is not a
                              business day, the next succeeding business day), commencing in September 2004.

Certificates:                 The Class M, Class B-1 and Class B-2 Certificates
                              ("Offered Certificates") are being offered publicly.

                              The "Senior Certificates" will consist of the Class 1-A, Class 2-A and Class 3-A Certificates (the "Class A Certificates"), Class X Certificates and the Class A-R Certificate. The Class M, Class B-1 and Class B-2 Certificates will be referred to herein as the Offered Certificates or the "Senior Subordinate Certificates" and the Class B-3, Class B-4 and Class B-5 Certificates will be referred to herein as the "Junior Subordinate Certifcates," together with the Senior Subordinate Certificates, the "Subordinate Certificates." The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates." The Class 1-A Certificates and the Subordinate Certificates are known as the "LIBOR Certificates."

Accrued Interest:             The Offered Certificates will settle flat.

Interest Accrual Period:      The interest accrual period with respect to
                              Offered Certificates for each Distribution Date will be the period beginning with the previous
                              Distribution Date (or, in the case of the first
                              Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

Registration:                 The Offered Certificates will be made available
                              in book-entry form through DTC. It is
                              anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the
                              Euroclear System.









Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


Federal Tax Treatment:        It is anticipated that the Certificates (other
                              than the Class A-R Certificates) will be treated as REMIC regular interests for federal tax income purposes. The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:            The Offered Certificates are expected to be ERISA
                              eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal
                              Revenue Code or other similar laws. The Class
                              A-R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:              The Class M Certificates are expected to
                              constitute "mortgage related securities" for purposes of SMMEA. The Class B-1 and Class B-2
                              Certificates will not constitute "mortgage related securities" for purposes of SMMEA

Optional Termination:         The terms of the transaction allow for a
                              termination of the Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the
                              "Optional Call Date").

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of [20]% CPR.
















Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company



Mortgage Loans:               As of the Cut-off Date, the aggregate principal
                              balance of the mortgage loans described herein is approximately $[797,440,931], of which: (i) approximately $[317,014,708] will consist of conforming balance mortgage loans (the "Group I
                              Mortgage Loans") which accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period, if applicable) based upon either an index rate of 1 Month LIBOR
                              ("One-Month LIBOR") or the 12-month moving average of the monthly yield on United States treasury securities adjusted to a constant maturity of one year ("MTA"), (ii) approximately
                              $[228,868,899] will consist of non-conforming balance mortgage loans which accrue interest at a mortgage rate which adjusts monthly (after the initial fixed rate period, if applicable) based upon MTA (the "Group II Mortgage Loans") and
                              (iii) approximately $[251,557,324] will consist of non-conforming balance mortgage loans which accrue interest at a mortgage rate (after the initial fixed rate period, if applicable) based upon One-Month LIBOR (the "Group III Mortgage
                              Loans" and together with the Group I and the Group II Mortgage Loans, the "Mortgage Loans").

                              For all of the Mortgage Loans, the monthly payment amount is subject to adjustment on a date specified in the mortgage note and annually on the same date thereafter, subject to the conditions that (i) the amount of the monthly payment will not increase or decrease by an amount that is more than 7.50% of the current monthly payment, (ii) as of the fifth payment adjustment date and on the same day every five years thereafter, the monthly payment will be recast without regard to the limitation in clause (i) above and (iii) if the unpaid principal balance exceeds a percentage (either 110% or 115%) of the original principal balance due to deferred interest (the "Negative Amortization Limit"), the monthly payment will be recast without regard to the limitation in clause (i) to amortize fully the then unpaid principal balance over the remaining term to maturity.

                              Negative amortization on a Mortgage Loan will occur when the monthly payment made by the borrower is less than interest accrued at the current mortgage rate on the unpaid principal balance of the Mortgage Loan (such deficiency, "Deferred Interest"). The amount of the Deferred Interest is added to the unpaid principal balance of the Mortgage Loan.













Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


Credit Enhancement:           Senior/subordinate, shifting interest structure.
                              The credit enhancement information shown below is subject to final rating agency approval.

                              Credit enhancement for the Senior Certificates will consist of the subordination of the Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, initially expected to be approximately [5.75]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

                              Credit enhancement for the Class M Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates (total subordination initially [3.35]%)

                              Credit enhancement for the Class B-1
                              Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4 and Class B-5 Certificates (total subordination initially [2.20]%).

                              Credit enhancement for the Class B-2
                              Certificates will consist of the subordination of the Class Class B-3, Class B-4 and Class B-5 Certificates (total subordination initially [1.50]%).

Shifting Interest:            Until the first Distribution Date occurring after
                              August 2014, the Subordinate Certificates will be locked out from receipt of unscheduled principal (net of Deferred Interest) (unless the
                              Class A Certificates and the PO components of the Class X Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal (net of Deferred Interest).

                              The prepayment percentages on the Subordinate Certificates are as follows:

                                                           Unscheduled Principal
                         Periods:                                Payments (%)

                         September 2004 - August 2014         0% Pro Rata Share
                         September 2014 - August 2015        30% Pro Rata Share
                         September 2015 - August 2016        40% Pro Rata Share
                         September 2016 - August 2017        60% Pro Rata Share
                         September 2017 - August 2018        80% Pro Rata Share
                         September 2018 and after           100% Pro Rata Share

                              Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement), the Subordinate Certificates will be paid their pro rata share of the unscheduled principal payments (net of Deferred Interest), subject to the performance triggers described in the prospectus supplement. However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in [September] 2007, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments (net of Deferred Interest) or (ii) on or after the Distribution Date in [September] 2007, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments (net of Deferred Interest).

                              In the event the current senior percentage
                              (aggregate principal balance of the Class A and the principal only components of the Class X Certificates, divided by the aggregate principal balance of the Certificates) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Certificates as of the Cut-off Date), the Class A and the principal only

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                              components of the Class X Certificates will receive all unscheduled prepayments (net of Deferred Interest) for the Mortgage Loans, regardless of any prepayment percentages.

Net Mortgage Rate:            The "Net Mortgage Rate" with respect to each
                              Mortgage Loan is equal to the mortgage rate less the trustee fee rate, the master servicing fee rate and the lender paid mortgage insurance fee, if applicable.

Net WAC Cap:                  The "Net WAC Cap" for the Subordinate Certificates
                              equals the weighted average of the Net Mortgage
                              Rates of the Mortgage Loans, weighted on the basis of the related Group Subordinate Amounts, multiplied by a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the accrual period for the Subordinate Certificates.

                              The "Group Subordinate Amount" for either of the Group I, Group II or Group III Mortgage Loans and any Distribution Date is the excess of (i) the aggregate principal balance of the Mortgage Loans in such Group on the first day of the month preceding such Distribution Date, over
                              (ii) the sum of (a) aggregate principal balance of the Class A Certificates related to such Group immediately prior to such Distribution Date and (b) the aggregate principal balance of the principal only components of the Class X Certificates related to such Group immediately prior to such Distribution Date.

Deferred Interest:            The Mortgage Loans may experience negative
                              amortization when the interest accrued on a Mortgage Loan exceeds the monthly payment due on such Mortgage Loan. Such excess is deferred and added to the unpaid principal balance of such Mortgage Loan ("Deferred Interest").

Net Deferred Interest:        The "Net Deferred Interest" is the greater of (a)
                              the excess of Deferred Interest over unscheduled principal payments and (b) zero.

                              For any Distribution Date, Net Deferred Interest will be added to the class principal balance of the Certificates (other than the Class X Certificates) in an amount equal to the excess, if any, for each such class of (i) the current interest accrued at the applicable Certificate Interest Rate for such class, over (ii) the amount of current interest that would have accrued had the Certificate Interest Rate for such class equaled the related Adjusted Cap Rate for such class and Distribution Date. Any remaining Net Deferred Interest will be added to the PO components.

















Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


Carryover Shortfall
Amount: If on any Distribution Date, the one month LIBOR plus the related margin for a class of the LIBOR Certificates is greater than or equal to the Net WAC Cap for such Certificates, then such Class will be entitled to the payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the one month LIBOR plus the related margin for such Class (without giving effect to the related Net WAC Cap) over (b) the amount of interest accrued on such Class based on the related Net WAC Cap and (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the Certificate Interest Rate for such Class without giving effect to the related Net WAC
                              Cap) (together, the "Carryover Shortfall
                              Amount"). The Carryover Shortfall Amount for the Class 1-A Certificates will be paid first, from payments made pursuant to the Yield Maintenance Agreement, and, second, to the extent of interest otherwise payable to the Class X Certificates. Carryover Shortfall Amounts will be paid to holders of the Class M, Class B-1 and Class B-2 Certificates, sequentially, in that order, to the extent of any remaining interest otherwise payable to the Class X Certificates.

Adjusted Cap Rate:            The "Adjusted Cap Rate" for the Class 1-A
                              Certificates and for any Distribution Date equals the weighted average of the Net Mortgage
                              Rates of the Group I Mortgage Loans reduced by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Group I
                              Mortgage Loans for such Distribution Date, and
                              (b) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related period, divided by
                              (ii) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the month prior to such Distribution Date.

                              The "Adjusted Cap Rate" for the Class 2-A
                              Certificates and for any Distribution Date equals the weighted average of the Net Mortgage Rates of the Group II Mortgage Loans reduced by a per annum rate equal to: (i) the product of
                              (a) the Net Deferred Interest for the Group II Mortgage Loans for such Distribution Date, and
                              (b) 12, divided by (ii) the aggregate principal balance of the Group II Mortgage Loans as of the first day of the month prior to such Distribution Date.

                              The "Adjusted Cap Rate" for the Class 3-A
                              Certificates and for any Distribution Date equals the weighted average of the Net Mortgage Rates of the Group III Mortgage Loans reduced by a per annum rate equal to: (i) the product of
                              (a) the Net Deferred Interest for the Group III Mortgage Loans for such Distribution Date, and
                              (b) 12, divided by (ii) the aggregate principal balance of the Group III Mortgage Loans as of the first day of the month prior to such Distribution Date.











Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company



                              The "Adjusted Cap Rate" for the Subordinate
                              Certificates and for any Distribution Date equals the Net WAC Cap for the Subordinate Certificates, computed for this purpose by first reducing the (A) weighted average of the Net Mortgage Rates of the Group I Mortgage Loans by a per annum rate equal to: (i) the product of
                              (a) the Net Deferred Interest for the Group I Mortgage Loans for such Distribution Date, and
                              (b) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related period, divided by
                              (ii) the aggregate principal balance of the Group I Mortgage Loans as of the first day of the month prior to such Distribution Date, (B) weighted average of the Net Mortgage Rates of the Group II Mortgage Loans by a per annum rate equal to: (i) the product of (a) the Net Deferred Interest for the Group II Mortgage Loans for such Distribution Date, and (b) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related period, divided by (ii) the aggregate principal balance of the Group II Mortgage Loans as of the first day of the month prior to such Distribution Date and (C) weighted average of the Net Mortgage Rates of the Group III Mortgage Loans by a per annum rate equal to:
                              (i) the product of (a) the Net Deferred Interest for the Group III Mortgage Loans for such Distribution Date, and (b) a fraction, the numerator of which is 360 and the denominator of which is the actual number of days in the related period, divided by (ii) the aggregate principal balance of the Group III Mortgage Loans as of the first day of the month prior to such Distribution Date.

Allocation of
Realized Losses:              Any realized losses, other than excess losses, on
                              the Mortgage Loans will be allocated as follows:
                              first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; second, to the Class A and Class X
                              Certificates, pro rata according to the class principal balance thereof, until the class principal balance has been reduced to zero.

                              Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro rata basis.


















Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


Certificates Priority of
Distributions:                  Available funds from the Mortgage Loans will be
                                distributed in the following order of priority:

                                1)  Senior Certificates, accrued and unpaid
                                    interest, at the related Certificate
                                    Interest Rate, from the Mortgage Loans,
                                    provided, however, that any interest
                                    otherwise distributable with respect to
                                    the Class X Certificate will be reduced to the extent needed to pay any Carryover Shortfall Amount below;

                                2)  Class A-R Certificate, principal, until
                                    its balance is reduced to zero;

                                3)  Class A Certificates, concurrently,
                                    principal allocable to such Class,
                                    generally from the related mortgage loan group:

                                    i.  Class 1-A Certificates and PO
                                        Component of the Class X Certificates
                                        related to loan group 1, principal
                                        from the related loan group allocable
                                        to such class and component until its
                                        respective certificate principal
                                        balance and component balance (if any)
                                        is reduced to zero;

                                    ii. Class 2-A Certificates, principal from
                                        the related loan group allocable to
                                        such class until its certificate
                                        principal balance is reduced to zero;

                                    iii. Class 3-A Certificates, principal
                                        from the related loan group allocable
                                        to such class until its certificate
                                        principal balance is reduced to zero;

                                4) Class A Certificates, to pay the Carryover Shortfall Amount (after giving effect to payments made from the Yield Maintenance Agreement), to the extent of interest distributable to the Class X Certificates;

                                5)  From all mortgage loan groups, Class M,
                                    Class B-1 and Class B-2 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

                                6) From all mortgage loan groups, Class B-3, Class B-4 and Class B-5 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

                                7)  Class A-R Certificate, any remaining
                                    amount.

                              The interest payable to a Class of Certificates on any Distribution Date will be reduced by the amount of any Net Deferred Interest allocated to such Class of Certificates on such Distribution Date.



















Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                     Yield Tables (%)


Class M to Optional Call Date
-----------------------------
Par Price                        5% CPR           10% CPR           20% CPR           30% CPR          40% CPR
====================================================================================================================
100-00
====================================================================================================================
WAL (yr)                          16.04            11.43              6.30             4.43              3.36
MDUR (yr)                         13.09             9.85              5.77             4.16              3.19
First Prin Pay                      1                1                 1                 1                1
Last Prin Pay                      284              206               115               75                53


Class M to Maturity Date
------------------------
Par Price                        5% CPR           10% CPR           20% CPR           30% CPR          40% CPR
====================================================================================================================
100-00
====================================================================================================================
WAL (yr)                          16.59            12.34              7.05             5.07              3.95
MDUR (yr)                         13.40            10.44              6.34             4.68              3.71
First Prin Pay                      1                1                 1                 1                1
Last Prin Pay                      360              360               360               360              360

Class B-1 to Optional Call Date
-------------------------------
Par Price                        5% CPR           10% CPR           20% CPR           30% CPR          40% CPR
====================================================================================================================
100-00
====================================================================================================================
WAL (yr)                          16.04            11.43              6.30             4.43              3.36
MDUR (yr)                         12.52             9.54              5.66             4.10              3.16
First Prin Pay                      1                1                 1                 1                1
Last Prin Pay                      284              206               115               75                53

Class B-1 to Maturity Date
--------------------------
Par Price                        5% CPR           10% CPR           20% CPR           30% CPR          40% CPR
====================================================================================================================
100-00
====================================================================================================================
WAL (yr)                          16.59            12.34              7.05             5.07              3.95
MDUR (yr)                         12.80            10.07              6.20             4.60              3.65
First Prin Pay                      1                1                 1                 1                1
Last Prin Pay                      360              360               360               360              360


















Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company



                                                     Yield Tables (%)

Class B-2 to Optional Call Date
-------------------------------
Par Price                        5% CPR           10% CPR           20% CPR           30% CPR          40% CPR
====================================================================================================================
100-00
====================================================================================================================
WAL (yr)                          16.04            11.43              6.30             4.43              3.36
MDUR (yr)                         12.13             9.29              5.55             4.03              3.10
First Prin Pay                      1                1                 1                 1                1
Last Prin Pay                      284              206               115               75                53

Class B-2 to Maturity Date
-------------------------------
Par Price                        5% CPR           10% CPR           20% CPR           30% CPR          40% CPR
====================================================================================================================
100-00
====================================================================================================================
WAL (yr)                          16.59            12.34              7.05             5.07              3.95
MDUR (yr)                         12.38             9.77              6.02             4.48              3.56
First Prin Pay                      1                1                 1                 1                1
Last Prin Pay                      360              360               360               360              360

















Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                        Effective Net WAC Cap/(1)//(2)/

The Effective Net WAC Cap for the Class 1-A Certificates will be equal to approximately [2.36]% for the first Distribution Date and [10.50]% for every Distribution Date thereafter until the first possible Optional Call Date.

(1) Assumes MTA and One-Month LIBOR increase instantaneously to 20.00% beginning on the second Distribution Date and the cashflows are run to the first possible Optional Call Date at the pricing prepayment speed.
(2) Assumes proceeds from the related Yield Maintenance Agreement are included.

























Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

--------------------------------------------------------------------------------------------------------------------
                                              Countrywide Home Loans
--------------------------------------------------------------------------------------------------------------------
                                                  Series 2004-20
--------------------------------------------------------------------------------------------------------------------
                                                  Mortgage Loans
--------------------------------------------------------------------------------------------------------------------
                                        Preliminary Collateral Information
--------------------------------------------------------------------------------------------------------------------
                                               As of August 1, 2004
--------------------------------------------------------------------------------------------------------------------

TOTAL CURRENT BALANCE:                              797,440,931
TOTAL ORIGINAL BALANCE:                             797,779,429

NUMBER OF LOANS:                                          2,384

                                                                               Minimum                      Maximum
AVG CURRENT BALANCE:                                $334,497.03                 $14,250.00                  $1,980,000.00
AVG ORIGINAL AMOUNT:                                $334,639.02                 $14,250.00                  $1,980,000.00

WAVG GROSS COUPON:                                        2.318  %                   1.250  %                       5.406  %
WAVG GROSS MARGIN:                                        2.665  %                   1.300  %                       4.125  %
WAVG MAX INT RATE:                                        9.954  %                   9.950  %                      13.200  %
WAVG MIN INT RATE:                                        2.603  %                   1.250  %                       4.125  %

WAVG ORIGINAL LTV:                                        73.10  %                   14.01  %                      120.00  %

WAVG NEG AMORT LIMIT:                                       115                        115                            115
WAVG PERIOD PAY CAP:                                       7.50                       7.50                           7.50

WAVG FICO SCORE:                                            713                        596                            825

WAVG ORIGINAL TERM:                                         360  months                360  months                    360  months
WAVG REMAINING TERM:                                        359  months                353  months                    361  months
WAVG SEASONING:                                               1  months                  0  months                      7  months

WAVG NEXT RATE RESET:                                         1  months                  1  months                      4  months
WAVG RATE ADJ FREQ:                                           1  months                  1  months                      1  months
WAVG PYMT ADJ FREQ:                                          12  months                 12  months                     12  months

TOP STATE CONCENTRATIONS ($):                   51.68 % California, 11.84 % Florida, 3.95 % Colorado
TOP PP PENALTY CONCENTRATIONS ($):              75.94 % No Prepayment Penalty, 24.06 % Prepayment Penalty
MAXIMUM ZIP CODE CONCENTRATION ($):             0.70 % 92657

FIRST PAY DATE:                                                               Feb 01, 2004                 Oct 01, 2004
MATURE DATE:                                                                  Jan 01, 2034                 Sep 01, 2034



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding         Outstanding
                                         Mortgage           as of the           as of the
CURRENT BALANCE:                          Loans           Cut-off Date         Cut-off Date
------------------------------------  --------------  --------------------  ------------------
14,250 - 100,000                              171            13,346,003.73          1.67
100,001 - 200,000                             651           100,637,903.30         12.62
200,001 - 300,000                             599           150,009,542.38         18.81
300,001 - 400,000                             375           131,125,639.02         16.44
400,001 - 500,000                             203            91,319,871.51         11.45
500,001 - 600,000                             116            63,681,235.82          7.99
600,001 - 700,000                              89            57,554,200.31          7.22
700,001 - 800,000                              41            30,931,768.70          3.88
800,001 - 900,000                              25            21,342,524.11          2.68
900,001 - 1,000,000                            60            58,338,444.57          7.32
1,000,001 - 1,100,000                           6             6,209,194.10          0.78
1,100,001 - 1,200,000                           8             9,161,379.05          1.15
1,200,001 - 1,300,000                           2             2,495,000.00          0.31
1,300,001 - 1,400,000                           7             9,502,428.61          1.19
1,400,001 - 1,500,000                          11            16,277,079.09          2.04
1,500,001 - 1,600,000                           3             4,788,884.06          0.60
1,600,001 - 1,700,000                           5             8,351,496.76          1.05
1,700,001 - 1,800,000                           3             5,296,000.00          0.66
1,800,001 - 1,900,000                           5             9,332,335.44          1.17
1,900,001 - 1,980,000                           4             7,740,000.00          0.97
------------------------------------  --------------  --------------------  ------------------
Total                                       2,384           797,440,930.56        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
ORIGINAL TERM:                             Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  ------------------
360                                         2,384           797,440,930.56        100.00
------------------------------------  --------------  --------------------  ------------------
Total                                       2,384           797,440,930.56        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding         Outstanding
                                         Mortgage           as of the           as of the
REMAINING TERM:                            Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  ------------------
353 - 360                                   2,382           797,099,330.56         99.96
361 - 361                                       2               341,600.00          0.04
------------------------------------  --------------  --------------------  ------------------
Total                                       2,384           797,440,930.56        100.00
====================================  ==============  ====================  ==================

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
PROPERTY TYPE:                             Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  ------------------
Single Family                               1,323           460,367,856.28         57.73
PUD                                           512           192,822,882.99         24.18
Condominium                                   381           100,712,700.33         12.63
Two-Four Family                               168            43,537,490.96          5.46
------------------------------------  --------------  --------------------  ------------------
Total                                       2,384           797,440,930.56        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
OCCUPANCY:                                 Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  ------------------
Primary                                     1,596           595,544,266.91         74.68
Investor                                      626           142,977,401.48         17.93
Second Home                                   162            58,919,262.17          7.39
------------------------------------  --------------  --------------------  ------------------
Total                                       2,384           797,440,930.56        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
PURPOSE:                                   Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  ------------------
Purchase                                    1,205           422,095,489.45         52.93
Cash Out Refinance                            665           241,427,561.34         30.28
Rate/Term Refinance                           514           133,917,879.77         16.79
------------------------------------  --------------  --------------------  ------------------
Total                                       2,384           797,440,930.56        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
DOCUMENTATION:                             Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  ------------------
Reduced Documentation                       1,161           460,786,513.32         57.78
Full Documentation                            821           229,828,175.03         28.82
Alternative Documentation                     390           102,631,539.84         12.87
Other                                          11             3,132,142.12          0.39
No Income / No Asset                            1             1,062,560.25          0.13
------------------------------------  --------------  --------------------  ------------------
Total                                       2,384           797,440,930.56        100.00
====================================  ==============  ====================  ==================

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
ORIGINAL LTV:                              Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  ------------------
14.01 - 15.00                                   1             1,157,457.03          0.15
20.01 - 25.00                                   6               797,656.37          0.10
25.01 - 30.00                                  13             3,583,398.03          0.45
30.01 - 35.00                                  15             2,945,794.76          0.37
35.01 - 40.00                                  17             4,348,161.83          0.55
40.01 - 45.00                                  29             8,624,648.53          1.08
45.01 - 50.00                                  46            16,393,042.32          2.06
50.01 - 55.00                                  60            22,372,495.16          2.81
55.01 - 60.00                                 101            36,750,925.05          4.61
60.01 - 65.00                                 154            64,327,660.38          8.07
65.01 - 70.00                                 299           109,019,380.00         13.67
70.01 - 75.00                                 409           160,917,739.10         20.18
75.01 - 80.00                                 950           302,805,375.87         37.97
80.01 - 85.00                                  20             5,332,880.13          0.67
85.01 - 90.00                                 101            24,668,346.93          3.09
90.01 - 95.00                                 162            33,095,969.07          4.15
115.01 - 120.00                                 1               300,000.00          0.04
------------------------------------  --------------  --------------------  ------------------
Total                                       2,384           797,440,930.56        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
STATE:                                     Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  ------------------
California                                    961           412,143,775.17         51.68
Florida                                       321            94,402,682.31         11.84
Colorado                                      117            31,467,079.55          3.95


All Others ( 44 ) + DC                        985           259,427,393.53         32.53
------------------------------------  --------------  --------------------  ------------------
Total                                       2,384           797,440,930.56        100.00
====================================  ==============  ====================  ==================












Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
GROSS COUPON:                              Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  ------------------
1.250 - 1.500                                 870           331,244,848.99         41.54
1.501 - 2.000                                 499           150,118,895.19         18.83
2.001 - 2.500                                 176            49,411,026.45          6.20
2.501 - 3.000                                  67            21,933,979.93          2.75
3.001 - 3.500                                  47             9,933,252.38          1.25
3.501 - 4.000                                 173            73,779,308.81          9.25
4.001 - 4.500                                 437           131,005,407.14         16.43
4.501 - 5.000                                  78            21,599,995.84          2.71
5.001 - 5.406                                  37             8,414,215.83          1.06
------------------------------------  --------------  --------------------  ------------------
Total                                       2,384           797,440,930.56        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
MAX INT RATE:                              Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  ------------------
9.950 - 10.000                              2,371           794,385,530.62         99.62
10.001 - 10.500                                 8             1,659,438.81          0.21
11.001 - 11.500                                 2               740,331.65          0.09
11.501 - 12.000                                 1               138,750.00          0.02
12.001 - 12.500                                 1               275,462.50          0.03
13.001 - 13.200                                 1               241,416.98          0.03
------------------------------------  --------------  --------------------  ------------------
Total                                       2,384           797,440,930.56        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
MIN INT RATE:                              Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  ------------------
1.250 - 1.500                                  43            11,641,752.56          1.46
1.501 - 2.000                                  39            15,166,626.90          1.90
2.001 - 2.500                                 796           287,904,151.73         36.10
2.501 - 3.000                               1,286           424,249,695.40         53.20
3.001 - 3.500                                 137            41,202,863.62          5.17
3.501 - 4.000                                  61            12,602,888.07          1.58
4.001 - 4.125                                  22             4,672,952.28          0.59
------------------------------------  --------------  --------------------  ------------------
Total                                       2,384           797,440,930.56        100.00
====================================  ==============  ====================  ==================












Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
GROSS MARGIN:                              Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  ------------------
1.300 - 1.500                                  14             3,826,309.57          0.48
1.501 - 2.000                                  33            12,680,294.38          1.59
2.001 - 2.500                                 637           251,674,047.16         31.56
2.501 - 3.000                               1,296           425,526,196.71         53.36
3.001 - 3.500                                 312            81,682,250.26         10.24
3.501 - 4.000                                  69            17,208,880.20          2.16
4.001 - 4.125                                  23             4,842,952.28          0.61
------------------------------------  --------------  --------------------  ------------------
Total                                       2,384           797,440,930.56        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
INDEX:                                     Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  ------------------
MTA                                         1,239           405,671,722.11         50.87
LIBOR                                       1,145           391,769,208.45         49.13
------------------------------------  --------------  --------------------  ------------------
Total                                       2,384           797,440,930.56        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
FICO SCORE:                                Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  ------------------
596 - 600                                       1               157,533.11          0.02
601 - 620                                       7             1,991,964.20          0.25
621 - 640                                     128            35,479,081.24          4.45
641 - 660                                     196            59,379,830.31          7.45
661 - 680                                     240            85,844,149.82         10.76
681 - 700                                     398           148,195,916.38         18.58
701 - 720                                     363           123,203,322.72         15.45
721 - 740                                     335           113,622,561.38         14.25
741 - 760                                     290            99,768,534.81         12.51
761 - 780                                     243            74,530,321.96          9.35
781 - 800                                     150            47,807,449.84          6.00
801 - 820                                      30             6,883,696.81          0.86
821 - 825                                       3               576,567.98          0.07
------------------------------------  --------------  --------------------  ------------------
Total                                       2,384           797,440,930.56        100.00
====================================  ==============  ====================  ==================



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
NEG AMORT LIMIT:                           Loans           Cut-off Date        Cut-off Date
------------------------------------- ---------------- --------------------- -----------------
115                                         2,384           797,440,930.56        100.00
------------------------------------  --------------  --------------------  ------------------
Total                                       2,384           797,440,930.56        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
PAY CAP:                                   Loans           Cut-off Date        Cut-off Date
------------------------------------- ---------------- --------------------- -----------------
7.50                                        2,384           797,440,930.56        100.00
------------------------------------  --------------  --------------------  ------------------
Total                                       2,384           797,440,930.56        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
NEXT RATE RESET:                           Loans           Cut-off Date        Cut-off Date
------------------------------------- ---------------- --------------------- -----------------
1                                           1,935           651,369,295.62         81.68
2                                             147            47,234,602.58          5.92
3                                             301            98,563,432.36         12.36
4                                               1               273,600.00          0.03
------------------------------------  --------------  --------------------  ------------------
Total                                       2,384           797,440,930.56        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
NEXT PYMT RESET:                           Loans           Cut-off Date        Cut-off Date
------------------------------------- ---------------- --------------------- -----------------
6                                               1               678,996.03          0.09
7                                               2               356,853.24          0.04
8                                              20             6,239,462.01          0.78
9                                              60            19,410,060.07          2.43
10                                            104            27,962,079.20          3.51
11                                            194            59,432,142.65          7.45
12                                            516           179,809,530.61         22.55
13                                          1,485           503,210,206.75         63.10
14                                              2               341,600.00          0.04
------------------------------------  --------------  --------------------  ------------------
Total                                       2,384           797,440,930.56        100.00
====================================  ==============  ====================  ==================







Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
PP TERM:                                   Loans           Cut-off Date        Cut-off Date
------------------------------------- ---------------- --------------------- -----------------
0                                           1,646           605,590,832.14         75.94
6                                               1               227,477.69          0.03
36                                            669           168,351,593.97         21.11
60                                             68            23,271,026.76          2.92
------------------------------------  --------------  --------------------  ------------------
Total                                       2,384           797,440,930.56        100.00
====================================  ==============  ====================  ==================










Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


--------------------------------------------------------------------------------------------------------------------
                                               Countrywide Home Loans
--------------------------------------------------------------------------------------------------------------------
                                                   Series 2004-20
--------------------------------------------------------------------------------------------------------------------
                                               Group I Mortgage Loans
--------------------------------------------------------------------------------------------------------------------
                                         Preliminary Collateral Information
--------------------------------------------------------------------------------------------------------------------
                                                As of August 1, 2004
--------------------------------------------------------------------------------------------------------------------


TOTAL CURRENT BALANCE:                              317,014,708
TOTAL ORIGINAL BALANCE:                             317,183,549

NUMBER OF LOANS:                                          1,560

                                                                               Minimum                      Maximum
AVG CURRENT BALANCE:                                $203,214.56                 $14,250.00                    $625,870.09
AVG ORIGINAL AMOUNT:                                $203,322.79                 $14,250.00                    $626,000.00

WAVG GROSS COUPON:                                        2.463  %                   1.250  %                       5.406  %
WAVG GROSS MARGIN:                                        2.753  %                   1.300  %                       4.125  %
WAVG MAX INT RATE:                                        9.958  %                   9.950  %                      13.200  %
WAVG MIN INT RATE:                                        2.659  %                   1.250  %                       4.125  %

WAVG ORIGINAL LTV:                                        74.43  %                   21.22  %                       95.00  %

WAVG NEG AMORT LIMIT:                                       115                        115                            115
WAVG PERIOD PAY CAP:                                       7.50                       7.50                           7.50

WAVG FICO SCORE:                                            714                        620                            825

WAVG ORIGINAL TERM:                                         360  months                360  months                    360  months
WAVG REMAINING TERM:                                        359  months                354  months                    361  months
WAVG SEASONING:                                               1  months                  0  months                      6  months

WAVG NEXT RATE RESET:                                         1  months                  1  months                      4  months
WAVG RATE ADJ FREQ:                                           1  months                  1  months                      1  months
WAVG PYMT ADJ FREQ:                                          12  months                 12  months                     12  months

TOP STATE CONC ($):                             35.46 % California, 13.09 % Florida, 6.06 % Colorado
TOP PP PENALTY CONC ($):                        62.61 % No Prepayment Penalty, 37.39 % Prepayment Penalty
MAXIMUM ZIP CODE CONC ($):                      0.53 % 89436

FIRST PAY DATE:                                                               Mar 01, 2004             Oct 01, 2004
MATURE DATE:                                                                  Feb 01, 2034             Sep 01, 2034











Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
CURRENT BALANCE:                           Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
14,250 - 100,000                              166            12,924,522.86          4.08
100,001 - 200,000                             632            97,930,515.46         30.89
200,001 - 300,000                             584           146,316,328.33         46.15
300,001 - 400,000                             163            52,870,269.35         16.68
400,001 - 500,000                              13             5,767,601.51          1.82
500,001 - 600,000                               1               579,600.00          0.18
600,001 - 625,871                               1               625,870.09          0.20
------------------------------------  --------------  --------------------  -----------------
Total                                       1,560           317,014,707.60        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
ORIGINAL TERM:                             Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
360                                         1,560           317,014,707.60        100.00
------------------------------------  --------------  --------------------  -----------------
Total                                       1,560           317,014,707.60        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
REMAINING TERM:                            Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
354 - 360                                   1,558           316,673,107.60         99.89
361 - 361                                       2               341,600.00          0.11
------------------------------------  --------------  --------------------  -----------------
Total                                       1,560           317,014,707.60        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
PROPERTY TYPE:                             Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
Single Family                                 834           167,608,838.65         52.87
PUD                                           304            64,954,439.75         20.49
Condominium                                   275            51,635,348.57         16.29
Two-Four Family                               147            32,816,080.63         10.35
------------------------------------  --------------  --------------------  -----------------
Total                                       1,560           317,014,707.60        100.00
====================================  ==============  ====================  ==================










Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
OCCUPANCY:                                 Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
Primary                                       948           200,614,226.99         63.28
Investor                                      510            95,747,020.95         30.20
Second Home                                   102            20,653,459.66          6.51
------------------------------------  --------------  --------------------  -----------------
Total                                       1,560           317,014,707.60        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
PURPOSE:                                   Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
Purchase                                      729           152,850,587.20         48.22
Cash Out Refinance                            427            90,517,175.89         28.55
Rate/Term Refinance                           404            73,646,944.51         23.23
------------------------------------  --------------  --------------------  -----------------
Total                                       1,560           317,014,707.60        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
DOCUMENTATION:                             Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
Reduced Documentation                         627           132,887,769.38         41.92
Full Documentation                            640           128,954,446.04         40.68
Alternative Documentation                     284            53,055,350.06         16.74
Other                                           9             2,117,142.12          0.67
------------------------------------  --------------  --------------------  -----------------
Total                                       1,560           317,014,707.60        100.00
====================================  ==============  ====================  ==================



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
ORIGINAL LTV:                              Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
21.22 - 25.00                                   6               797,656.37          0.25
25.01 - 30.00                                  11             1,608,600.35          0.51
30.01 - 35.00                                  12             1,977,794.76          0.62
35.01 - 40.00                                  12             2,215,484.16          0.70
40.01 - 45.00                                  23             5,130,064.56          1.62
45.01 - 50.00                                  30             5,819,877.29          1.84
50.01 - 55.00                                  43             7,969,172.79          2.51
55.01 - 60.00                                  66            13,424,178.15          4.23
60.01 - 65.00                                  99            20,397,232.99          6.43
65.01 - 70.00                                 187            37,279,658.31         11.76
70.01 - 75.00                                 223            47,022,169.20         14.83
75.01 - 80.00                                 612           128,578,116.14         40.56
80.01 - 85.00                                  13             2,511,546.33          0.79
85.01 - 90.00                                  79            15,914,799.35          5.02
90.01 - 95.00                                 144            26,368,356.85          8.32
------------------------------------  --------------  --------------------  -----------------
Total                                       1,560           317,014,707.60        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
STATE:                                     Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
California                                    449           112,412,405.76         35.46
Florida                                       231            41,494,595.33         13.09
Colorado                                       95            19,213,275.45          6.06
Nevada                                         59            11,766,032.02          3.71
Washington                                     60            11,734,687.76          3.70
New Jersey                                     47            10,089,578.92          3.18


All Others ( 41 ) + DC                        619           110,304,132.36         34.79
------------------------------------  --------------  --------------------  -----------------
Total                                       1,560           317,014,707.60        100.00
====================================  ==============  ====================  ==================






Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company



                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
GROSS COUPON:                              Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
1.250 - 1.500                                 489           106,429,839.99         33.57
1.501 - 2.000                                 341            67,103,064.04         21.17
2.001 - 2.500                                 140            26,302,106.93          8.30
2.501 - 3.000                                  51             9,754,899.38          3.08
3.001 - 3.500                                  40             7,134,999.15          2.25
3.501 - 4.000                                  91            18,539,078.01          5.85
4.001 - 4.500                                 320            63,909,205.89         20.16
4.501 - 5.000                                  56            11,550,394.59          3.64
5.001 - 5.406                                  32             6,291,119.62          1.98
------------------------------------  --------------  --------------------  -----------------
Total                                       1,560           317,014,707.60        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
MAX INT RATE:                              Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
9.950 - 10.000                              1,549           314,931,669.63         99.34
10.001 - 10.500                                 7             1,180,974.33          0.37
11.001 - 11.500                                 1               246,434.16          0.08
11.501 - 12.000                                 1               138,750.00          0.04
12.001 - 12.500                                 1               275,462.50          0.09
13.001 - 13.200                                 1               241,416.98          0.08
------------------------------------  --------------  --------------------  -----------------
Total                                       1,560           317,014,707.60        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
MIN INT RATE:                              Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
1.250 - 1.500                                  34             7,049,852.56          2.22
1.501 - 2.000                                  23             4,314,131.40          1.36
2.001 - 2.500                                 469            94,915,801.46         29.94
2.501 - 3.000                                 862           176,162,687.45         55.57
3.001 - 3.500                                 101            21,969,272.38          6.93
3.501 - 4.000                                  51             8,959,927.29          2.83
4.001 - 4.125                                  20             3,643,035.06          1.15
------------------------------------  --------------  --------------------  -----------------
Total                                       1,560           317,014,707.60        100.00
====================================  ==============  ====================  ==================








Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company

                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
GROSS MARGIN:                              Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
1.300 - 1.500                                  10             1,681,124.00          0.53
1.501 - 2.000                                  21             3,911,234.45          1.23
2.001 - 2.500                                 333            69,473,529.81         21.91
2.501 - 3.000                                 880           179,936,672.38         56.76
3.001 - 3.500                                 241            48,738,692.48         15.37
3.501 - 4.000                                  54             9,460,419.42          2.98
4.001 - 4.125                                  21             3,813,035.06          1.20
------------------------------------  --------------  --------------------  -----------------
Total                                       1,560           317,014,707.60        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
INDEX:                                     Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
MTA                                           857           176,802,823.46         55.77
LIBOR                                         703           140,211,884.14         44.23
------------------------------------  --------------  --------------------  -----------------
Total                                       1,560           317,014,707.60        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
FICO SCORE:                                Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
620 - 620                                       5               914,214.20          0.29
621 - 640                                      88            16,931,425.83          5.34
641 - 660                                     139            27,161,101.12          8.57
661 - 680                                     147            30,617,823.00          9.66
681 - 700                                     247            51,766,865.42         16.33
701 - 720                                     240            50,610,536.53         15.96
721 - 740                                     206            40,819,902.65         12.88
741 - 760                                     186            37,843,289.52         11.94
761 - 780                                     174            35,186,479.72         11.10
781 - 800                                     103            20,795,652.49          6.56
801 - 820                                      23             4,018,367.12          1.27
821 - 825                                       2               349,050.00          0.11
------------------------------------  --------------  --------------------  -----------------
Total                                       1,560           317,014,707.60        100.00
====================================  ==============  ====================  ==================





Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
NEG AMORT LIMIT:                           Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
115                                         1,560           317,014,707.60        100.00
------------------------------------  --------------  --------------------  -----------------
Total                                       1,560           317,014,707.60        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
PAY CAP:                                   Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
7.50                                        1,560           317,014,707.60        100.00
------------------------------------  --------------  --------------------  -----------------
Total                                       1,560           317,014,707.60        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
NEXT RATE RESET:                           Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
1                                           1,262           258,047,121.97         81.40
2                                             105            21,554,091.20          6.80
3                                             192            37,139,894.43         11.72
4                                               1               273,600.00          0.09
------------------------------------  --------------  --------------------  -----------------
Total                                       1,560           317,014,707.60        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
NEXT PYMT RESET:                           Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
7                                               2               356,853.24          0.11
8                                              12             2,428,199.41          0.77
9                                              46             8,724,236.29          2.75
10                                             83            16,998,948.62          5.36
11                                            149            29,095,202.68          9.18
12                                            327            68,229,251.94         21.52
13                                            939           190,840,415.42         60.20
14                                              2               341,600.00          0.11
------------------------------------  --------------  --------------------  -----------------
Total                                       1,560           317,014,707.60        100.00
====================================  ==============  ====================  ==================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
PP TERM:                                   Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
0                                             972           198,493,763.98         62.61
6                                               1               227,477.69          0.07
36                                            587           118,293,465.93         37.31
------------------------------------  --------------  --------------------  -----------------
Total                                       1,560           317,014,707.60        100.00
====================================  ==============  ====================  ==================






Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company



--------------------------------------------------------------------------------------------------------------------
                                               Countrywide Home Loans
--------------------------------------------------------------------------------------------------------------------
                                                   Series 2004-20
--------------------------------------------------------------------------------------------------------------------
                                              Group II Mortgage Loans
--------------------------------------------------------------------------------------------------------------------
                                         Preliminary Collateral Information
--------------------------------------------------------------------------------------------------------------------
                                                As of August 1, 2004
--------------------------------------------------------------------------------------------------------------------

TOTAL CURRENT BALANCE:                             228,868,899
TOTAL ORIGINAL BALANCE:                            228,955,397

NUMBER OF LOANS:                                           382

                                                                                Minimum                        Maximum
AVG CURRENT BALANCE:                               $599,133.24                     $64,000.00                  $1,980,000.00
AVG ORIGINAL AMOUNT:                               $599,359.68                     $64,000.00                  $1,980,000.00

WAVG GROSS COUPON:                                       2.438  %                       1.250  %                       5.406  %
WAVG GROSS MARGIN:                                       2.792  %                       1.500  %                       4.025  %
WAVG MAX INT RATE:                                       9.950  %                       9.950  %                       9.950  %
WAVG MIN INT RATE:                                       2.745  %                       1.250  %                       4.025  %

WAVG ORIGINAL LTV:                                       72.38  %                       32.78  %                       95.00  %

WAVG NEG AMORT LIMIT:                                      115                            115                            115
WAVG PERIOD PAY CAP:                                      7.50                           7.50                           7.50

WAVG FICO SCORE:                                           710                            596                            810

WAVG ORIGINAL TERM:                                        360  months                    360  months                    360  months
WAVG REMAINING TERM:                                       359  months                    353  months                    360  months
WAVG SEASONING:                                              1  months                      0  months                      7  months

WAVG NEXT RATE RESET:                                        1  months                      1  months                      3  months
WAVG RATE ADJ FREQ:                                          1  months                      1  months                      1  months
WAVG PYMT ADJ FREQ:                                         12  months                     12  months                     12  months

TOP STATE CONC ($):                             64.98 % California, 13.47 % Florida, 2.10 % Connecticut
TOP PP PENALTY CONCS ($):                       82.41 % No Prepayment Penalty, 17.59 % Prepayment Penalty
MAXIMUM ZIP CODE CONC ($):                      2.37 % 92651

FIRST PAY DATE:                                                               Feb 01, 2004                   Sep 01, 2004
MATURE DATE:                                                                  Jan 01, 2034                   Aug 01, 2034

Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company



                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
CURRENT BALANCE:                           Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
64,000 - 100,000                                3               247,695.88          0.11
100,001 - 200,000                              10             1,458,587.84          0.64
200,001 - 300,000                               4               959,303.64          0.42
300,001 - 400,000                              96            35,437,697.91         15.48
400,001 - 500,000                              88            39,409,890.52         17.22
500,001 - 600,000                              56            30,864,891.58         13.49
600,001 - 700,000                              38            24,366,180.74         10.65
700,001 - 800,000                              25            18,819,636.87          8.22
800,001 - 900,000                              12            10,261,818.86          4.48
900,001 - 1,000,000                            16            15,726,957.21          6.87
1,000,001 - 1,100,000                           4             4,079,920.19          1.78
1,100,001 - 1,200,000                           5             5,737,671.12          2.51
1,300,001 - 1,400,000                           3             4,105,000.00          1.79
1,400,001 - 1,500,000                           7            10,353,129.09          4.52
1,500,001 - 1,600,000                           1             1,590,000.00          0.69
1,600,001 - 1,700,000                           3             4,976,496.76          2.17
1,700,001 - 1,800,000                           3             5,296,000.00          2.31
1,800,001 - 1,900,000                           4             7,438,020.44          3.25
1,900,001 - 1,980,000                           4             7,740,000.00          3.38
------------------------------------  --------------  --------------------  -----------------
Total                                         382           228,868,898.65        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
ORIGINAL TERM:                             Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
360                                           382           228,868,898.65        100.00
------------------------------------  --------------  --------------------  -----------------
Total                                         382           228,868,898.65        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
REMAINING TERM:                            Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
353 - 360                                     382           228,868,898.65        100.00
------------------------------------  --------------  --------------------  -----------------
Total                                         382           228,868,898.65        100.00
====================================  ==============  ====================  =================






Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
PROPERTY TYPE:                             Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
Single Family                                 225           142,344,395.54         62.19
PUD                                            93            56,525,577.02         24.70
Condominium                                    53            25,070,150.35         10.95
Two-Four Family                                11             4,928,775.74          2.15
------------------------------------  --------------  --------------------  -----------------
Total                                         382           228,868,898.65        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
OCCUPANCY:                                 Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
Primary                                       296           186,253,817.40         81.38
Investor                                       60            24,821,866.57         10.85
Second Home                                    26            17,793,214.68          7.77
------------------------------------  --------------  --------------------  -----------------
Total                                         382           228,868,898.65        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
PURPOSE:                                   Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
Purchase                                      219           128,876,125.77         56.31
Cash Out Refinance                            113            75,584,848.04         33.03
Rate/Term Refinance                            50            24,407,924.84         10.66
------------------------------------  --------------  --------------------  -----------------
Total                                         382           228,868,898.65        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
DOCUMENTATION:                             Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
Reduced Documentation                         237           153,013,636.89         66.86
Full Documentation                            100            53,934,140.82         23.57
Alternative Documentation                      42            19,843,560.69          8.67
No Income / No Asset                            1             1,062,560.25          0.46
Other                                           2             1,015,000.00          0.44
------------------------------------  --------------  --------------------  -----------------
Total                                         382           228,868,898.65        100.00
====================================  ==============  ====================  =================











Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
ORIGINAL LTV:                              Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
32.78 - 35.00                                   1               118,000.00          0.05
35.01 - 40.00                                   2               903,500.00          0.39
40.01 - 45.00                                   5             2,494,583.97          1.09
45.01 - 50.00                                   7             5,278,474.01          2.31
50.01 - 55.00                                   8             8,611,918.49          3.76
55.01 - 60.00                                  14            10,852,268.10          4.74
60.01 - 65.00                                  28            24,017,639.21         10.49
65.01 - 70.00                                  57            36,309,485.99         15.86
70.01 - 75.00                                  90            51,600,972.40         22.55
75.01 - 80.00                                 136            75,118,949.37         32.82
80.01 - 85.00                                   4             1,532,464.26          0.67
85.01 - 90.00                                  14             6,085,330.63          2.66
90.01 - 95.00                                  16             5,945,312.22          2.60
------------------------------------  --------------  --------------------  -----------------
Total                                         382           228,868,898.65        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
STATE:                                     Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
California                                    253           148,715,459.00         64.98
Florida                                        47            30,823,837.53         13.47


All Others ( 24 ) + DC                         82            49,329,602.12         21.55
------------------------------------  --------------  --------------------  -----------------
Total                                         382           228,868,898.65        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
GROSS COUPON:                              Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
1.250 - 1.500                                 163            97,063,062.00         42.41
1.501 - 2.000                                  60            32,077,652.49         14.02
2.001 - 2.500                                  16            13,381,551.32          5.85
2.501 - 3.000                                   7             6,160,311.01          2.69
3.001 - 3.500                                   5             1,556,725.00          0.68
3.501 - 4.000                                  21            16,454,213.29          7.19
4.001 - 4.500                                  85            51,112,463.05         22.33
4.501 - 5.000                                  20             8,939,824.28          3.91
5.001 - 5.406                                   5             2,123,096.21          0.93
------------------------------------  --------------  --------------------  -----------------
Total                                         382           228,868,898.65        100.00
====================================  ==============  ====================  =================










Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
MAX INT RATE:                              Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
9.950  -  9.950                               382           228,868,898.65        100.00
------------------------------------  --------------  --------------------  -----------------
Total                                         382           228,868,898.65        100.00
====================================  ==============  ====================  =================

                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
MIN INT RATE:                              Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
1.250 - 1.500                                   3             1,688,500.00          0.74
1.501 - 2.000                                   7             3,890,935.57          1.70
2.001 - 2.500                                  27            16,046,686.55          7.01
2.501 - 3.000                                 297           183,336,307.29         80.11
3.001 - 3.500                                  36            19,233,591.24          8.40
3.501 - 4.000                                  10             3,642,960.78          1.59
4.001 - 4.025                                   2             1,029,917.22          0.45
------------------------------------  --------------  --------------------  -----------------
Total                                         382           228,868,898.65        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
GROSS MARGIN:                              Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
1.500 - 1.500                                   1               738,435.57          0.32
1.501 - 2.000                                   3             1,807,500.00          0.79
2.001 - 2.500                                  27            16,897,766.55          7.38
2.501 - 3.000                                 271           170,458,717.72         74.48
3.001 - 3.500                                  63            30,188,100.81         13.19
3.501 - 4.000                                  15             7,748,460.78          3.39
4.001 - 4.025                                   2             1,029,917.22          0.45
------------------------------------  --------------  --------------------  -----------------
Total                                         382           228,868,898.65        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
INDEX:                                     Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
MTA                                           382           228,868,898.65        100.00
------------------------------------  --------------  --------------------  -----------------
Total                                         382           228,868,898.65        100.00
====================================  ==============  ====================  =================










Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
FICO SCORE:                                Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
596 - 600                                       1               157,533.11          0.07
601 - 620                                       1               723,750.00          0.32
621 - 640                                      25            11,238,465.41          4.91
641 - 660                                      31            16,765,091.58          7.33
661 - 680                                      46            27,773,102.36         12.13
681 - 700                                      68            45,065,724.12         19.69
701 - 720                                      58            35,621,973.39         15.56
721 - 740                                      55            30,474,526.21         13.32
741 - 760                                      49            30,372,416.09         13.27
761 - 780                                      26            17,077,065.09          7.46
781 - 800                                      19            12,658,981.29          5.53
801 - 810                                       3               940,270.00          0.41
------------------------------------  --------------  --------------------  -----------------
Total                                         382           228,868,898.65        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
NEG AMORT LIMIT:                           Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
115                                           382           228,868,898.65        100.00
------------------------------------  --------------  --------------------  -----------------
Total                                         382           228,868,898.65        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
PAY CAP:                                   Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
7.50                                          382           228,868,898.65        100.00
------------------------------------  --------------  --------------------  -----------------
Total                                         382           228,868,898.65        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
NEXT RATE RESET:                           Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
1                                             327           192,652,339.43         84.18
2                                              32            21,152,798.22          9.24
3                                              23            15,063,761.00          6.58
------------------------------------  --------------  --------------------  -----------------
Total                                         382           228,868,898.65        100.00
====================================  ==============  ====================  =================














Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
NEXT PYMT RESET:                           Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
6                                               1               678,996.03          0.30
8                                               3               770,737.79          0.34
9                                              10             7,642,152.84          3.34
10                                             12             6,551,049.97          2.86
11                                             38            27,412,558.07         11.98
12                                            105            62,345,475.95         27.24
13                                            213           123,467,928.00         53.95
------------------------------------  --------------  --------------------  -----------------
Total                                         382           228,868,898.65        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
PP TERM:                                   Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
0                                             302           188,602,088.02         82.41
36                                             55            34,058,803.27         14.88
60                                             25             6,208,007.36          2.71
------------------------------------  --------------  --------------------  -----------------
Total                                         382           228,868,898.65        100.00
====================================  ==============  ====================  =================


















Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company



--------------------------------------------------------------------------------------------------------------------
                                               Countrywide Home Loans
--------------------------------------------------------------------------------------------------------------------
                                                   Series 2004-20
--------------------------------------------------------------------------------------------------------------------
                                              Group III Mortgage Loans
--------------------------------------------------------------------------------------------------------------------
                                         Preliminary Collateral Information
--------------------------------------------------------------------------------------------------------------------
                                                As of August 1, 2004
--------------------------------------------------------------------------------------------------------------------

TOTAL CURRENT BALANCE:                              251,557,324
TOTAL ORIGINAL BALANCE:                             251,640,483

NUMBER OF LOANS:                                            442
                                                                               Minimum                      Maximum

AVG CURRENT BALANCE:                                $569,134.22                 $84,080.00                  $1,894,315.00
AVG ORIGINAL AMOUNT:                                $569,322.36                 $84,080.00                  $1,894,315.00

WAVG GROSS COUPON:                                        2.024  %                   1.250  %                       4.575  %
WAVG GROSS MARGIN:                                        2.437  %                   1.300  %                       3.275  %
WAVG MAX INT RATE:                                        9.953  %                   9.950  %                      11.200  %
WAVG MIN INT RATE:                                        2.404  %                   1.250  %                       3.000  %

WAVG ORIGINAL LTV:                                        72.07  %                   14.01  %                      120.00  %

WAVG NEG AMORT LIMIT:                                       115                        115                            115
WAVG PERIOD PAY CAP:                                       7.50                       7.50                           7.50

WAVG FICO SCORE:                                            715                        620                            824

WAVG ORIGINAL TERM:                                         360  months                360  months                    360  months
WAVG REMAINING TERM:                                        360  months                355  months                    360  months
WAVG SEASONING:                                               0  months                  0  months                      5  months

WAVG NEXT RATE RESET:                                         1  months                  1  months                      3  months
WAVG RATE ADJ FREQ:                                           1  months                  1  months                      1  months
WAVG PYMT ADJ FREQ:                                          12  months                 12  months                     12  months

TOP STATE CONC ($):                             60.03 % California, 8.78 % Florida, 3.61 % Colorado TOP PP
PENALTY CONC ($):                               86.86 % No Prepayment Penalty, 13.14 % Prepayment Penalty
MAXIMUM ZIP CODE CONC ($):                      1.50 % 92657

FIRST PAY DATE:                                                              Apr 01, 2004                     Sep 01, 2004
MATURE DATE:                                                                 Mar 01, 2034                     Aug 01, 2034




Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
CURRENT BALANCE:                           Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
84,080 - 100,000                                2               173,784.99          0.07
100,001 - 200,000                               9             1,248,800.00          0.50
200,001 - 300,000                              11             2,733,910.41          1.09
300,001 - 400,000                             116            42,817,671.76         17.02
400,001 - 500,000                             102            46,142,379.48         18.34
500,001 - 600,000                              59            32,236,744.24         12.81
600,001 - 700,000                              50            32,562,149.48         12.94
700,001 - 800,000                              16            12,112,131.83          4.81
800,001 - 900,000                              13            11,080,705.25          4.40
900,001 - 1,000,000                            44            42,611,487.36         16.94
1,000,001 - 1,100,000                           2             2,129,273.91          0.85
1,100,001 - 1,200,000                           3             3,423,707.93          1.36
1,200,001 - 1,300,000                           2             2,495,000.00          0.99
1,300,001 - 1,400,000                           4             5,397,428.61          2.15
1,400,001 - 1,500,000                           4             5,923,950.00          2.35
1,500,001 - 1,600,000                           2             3,198,884.06          1.27
1,600,001 - 1,700,000                           2             3,375,000.00          1.34
1,800,001 - 1,894,315                           1             1,894,315.00          0.75
------------------------------------  --------------  --------------------  -----------------
Total                                         442           251,557,324.31        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
ORIGINAL TERM:                             Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
360                                           442           251,557,324.31        100.00
------------------------------------  --------------  --------------------  -----------------
Total                                         442           251,557,324.31        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
REMAINING TERM:                            Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
355 - 360                                     442           251,557,324.31        100.00
------------------------------------  --------------  --------------------  -----------------
Total                                         442           251,557,324.31        100.00
====================================  ==============  ====================  =================







Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
PROPERTY TYPE:                             Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
Single Family                                 264           150,414,622.09         59.79
PUD                                           115            71,342,866.22         28.36
Condominium                                    53            24,007,201.41          9.54
Two-Four Family                                10             5,792,634.59          2.30
------------------------------------  --------------  --------------------  -----------------
Total                                         442           251,557,324.31        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
OCCUPANCY:                                 Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
Primary                                       352           208,676,222.52         82.95
Investor                                       56            22,408,513.96          8.91
Second Home                                    34            20,472,587.83          8.14
------------------------------------  --------------  --------------------  -----------------
Total                                         442           251,557,324.31        100.00
====================================  ==============  ====================  =================

                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
PURPOSE:                                   Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
Purchase                                      257           140,368,776.48         55.80
Cash Out Refinance                            125            75,325,537.41         29.94
Rate/Term Refinance                            60            35,863,010.42         14.26
------------------------------------  --------------  --------------------  -----------------
Total                                         442           251,557,324.31        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
DOCUMENTATION:                             Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
Reduced Documentation                         297           174,885,107.05         69.52
Full Documentation                             81            46,939,588.17         18.66
Alternative Documentation                      64            29,732,629.09         11.82
------------------------------------  --------------  --------------------  -----------------
Total                                         442           251,557,324.31        100.00
====================================  ==============  ====================  =================














Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
ORIGINAL LTV:                              Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
14.01 - 15.00                                   1             1,157,457.03          0.46
25.01 - 30.00                                   2             1,974,797.68          0.79
30.01 - 35.00                                   2               850,000.00          0.34
35.01 - 40.00                                   3             1,229,177.67          0.49
40.01 - 45.00                                   1             1,000,000.00          0.40
45.01 - 50.00                                   9             5,294,691.02          2.10
50.01 - 55.00                                   9             5,791,403.88          2.30
55.01 - 60.00                                  21            12,474,478.80          4.96
60.01 - 65.00                                  27            19,912,788.18          7.92
65.01 - 70.00                                  55            35,430,235.70         14.08
70.01 - 75.00                                  96            62,294,597.50         24.76
75.01 - 80.00                                 202            99,108,310.36         39.40
80.01 - 85.00                                   3             1,288,869.54          0.51
85.01 - 90.00                                   8             2,668,216.95          1.06
90.01 - 95.00                                   2               782,300.00          0.31
115.01 - 120.00                                 1               300,000.00          0.12
------------------------------------  --------------  --------------------  -----------------
Total                                         442           251,557,324.31        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
STATE:                                     Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
California                                    259           151,015,910.41         60.03
Florida                                        43            22,084,249.45          8.78
Colorado                                       15             9,087,778.61          3.61
New Jersey                                     14             7,667,420.00          3.05


All Others ( 29 ) + DC                        111            61,701,965.84         24.53
------------------------------------  --------------  --------------------  -----------------
Total                                         442           251,557,324.31        100.00
====================================  ==============  ====================  =================











Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
GROSS COUPON:                              Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
1.250 - 1.500                                 218           127,751,947.00         50.78
1.501 - 2.000                                  98            50,938,178.66         20.25
2.001 - 2.500                                  20             9,727,368.20          3.87
2.501 - 3.000                                   9             6,018,769.54          2.39
3.001 - 3.500                                   2             1,241,528.23          0.49
3.501 - 4.000                                  61            38,786,017.51         15.42
4.001 - 4.500                                  32            15,983,738.20          6.35
4.501 - 4.575                                   2             1,109,776.97          0.44
------------------------------------  --------------  --------------------  -----------------
Total                                         442           251,557,324.31        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
MAX INT RATE:                              Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
9.950 - 10.000                                440           250,584,962.34         99.61
10.001 - 10.500                                 1               478,464.48          0.19
11.001 - 11.200                                 1               493,897.49          0.20
------------------------------------  --------------  --------------------  -----------------
Total                                         442           251,557,324.31        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
MIN INT RATE:                              Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
1.250 - 1.500                                   6             2,903,400.00          1.15
1.501 - 2.000                                   9             6,961,559.93          2.77
2.001 - 2.500                                 300           176,941,663.72         70.34
2.501 - 3.000                                 127            64,750,700.66         25.74
------------------------------------  --------------  --------------------  -----------------
Total                                         442           251,557,324.31        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
GROSS MARGIN:                              Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
1.300 - 1.500                                   3             1,406,750.00          0.56
1.501 - 2.000                                   9             6,961,559.93          2.77
2.001 - 2.500                                 277           165,302,750.80         65.71
2.501 - 3.000                                 145            75,130,806.61         29.87
3.001 - 3.275                                   8             2,755,456.97          1.10
------------------------------------  --------------  --------------------  -----------------
Total                                         442           251,557,324.31        100.00
====================================  ==============  ====================  =================












Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
INDEX:                                     Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
LIBOR                                         442           251,557,324.31        100.00
------------------------------------  --------------  --------------------  -----------------
Total                                         442           251,557,324.31        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
FICO SCORE:                                Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
620 - 620                                       1               354,000.00          0.14
621 - 640                                      15             7,309,190.00          2.91
641 - 660                                      26            15,453,637.61          6.14
661 - 680                                      47            27,453,224.46         10.91
681 - 700                                      83            51,363,326.84         20.42
701 - 720                                      65            36,970,812.80         14.70
721 - 740                                      74            42,328,132.52         16.83
741 - 760                                      55            31,552,829.20         12.54
761 - 780                                      43            22,266,777.15          8.85
781 - 800                                      28            14,352,816.06          5.71
801 - 820                                       4             1,925,059.69          0.77
821 - 824                                       1               227,517.98          0.09
------------------------------------  --------------  --------------------  -----------------
Total                                         442           251,557,324.31        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
NEG AMORT LIMIT:                           Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
115                                           442           251,557,324.31        100.00
------------------------------------  --------------  --------------------  -----------------
Total                                         442           251,557,324.31        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
PAY CAP:                                   Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
7.50                                          442           251,557,324.31        100.00
------------------------------------  --------------  --------------------  -----------------
Total                                         442           251,557,324.31        100.00
====================================  ==============  ====================  =================











Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

      [LOGO] Countrywide (R)
-------------------------------------
      SECURITIES CORPORATION
A Countrywide Capital Markets Company


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
NEXT RATE RESET:                           Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
1                                             346           200,669,834.22         79.77
2                                              10             4,527,713.16          1.80
3                                              86            46,359,776.93         18.43
------------------------------------  --------------  --------------------  -----------------
Total                                         442           251,557,324.31        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
NEXT PYMT RESET:                           Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
8                                               5             3,040,524.81          1.21
9                                               4             3,043,670.94          1.21
10                                              9             4,412,080.61          1.75
11                                              7             2,924,381.90          1.16
12                                             84            49,234,802.72         19.57
13                                            333           188,901,863.33         75.09
------------------------------------  --------------  --------------------  -----------------
Total                                         442           251,557,324.31        100.00
====================================  ==============  ====================  =================


                                                                                   % of
                                                                                Aggregate
                                                            Principal           Principal
                                                             Balance             Balance
                                         Number of         Outstanding       Outstanding
                                         Mortgage           as of the        as of the
PP TERM:                                   Loans           Cut-off Date        Cut-off Date
------------------------------------  --------------  --------------------  -----------------
0                                             372           218,494,980.14         86.86
36                                             27            15,999,324.77          6.36
60                                             43            17,063,019.40          6.78
------------------------------------  --------------  --------------------  -----------------
Total                                         442           251,557,324.31        100.00
====================================  ==============  ====================  =================





Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.